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                                                                   EXHIBIT 10.39

                                                                  EXECUTION COPY
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                              AMENDED AND RESTATED

                            PARTICIPATION AGREEMENT


                                     AMONG


                              BORDERS GROUP, INC.,
                                 BORDERS, INC.,
                           WALDEN BOOK COMPANY, INC.,
                         WALDENBOOKS PROPERTIES, INC.,
                           BORDERS PROPERTIES, INC.,


           WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY,
                       EXCEPT AS EXPRESSLY STATED HEREIN,
                          BUT SOLELY AS OWNER TRUSTEE,

                          SAM PROJECT FUNDING CORP. I
                                  AS INVESTOR,


            PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT,


           THE FIRST NATIONAL BANK OF CHICAGO, AS SYNDICATION AGENT,


           BANKERS TRUST COMPANY, AS REAL ESTATE ADMINISTRATIVE AGENT

                                      AND

                            THE LENDERS PARTY HERETO

                         ______________________________

                         DATED AS OF NOVEMBER 22, 1995
                  AMENDED AND RESTATED AS OF OCTOBER 17, 1997



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                 THIS AMENDED AND RESTATED PARTICIPATION AGREEMENT is dated as of November 22, 1995 and amended and restated as of October 17, 1997 (this "Agreement"), among BORDERS GROUP, INC., a Michigan corporation ("BGI" or the "Company"); BORDERS, INC., a Colorado corporation ("Borders"); WALDEN BOOK COMPANY, INC., a Colorado corporation ("Walden"); WALDENBOOKS PROPERTIES, INC., a Delaware corporation ("WPI"), BORDERS PROPERTIES, INC. a Delaware corporation ("BPI"; and together with BGI, Borders, Walden and WPI, individually, a "Lessee" and collectively, the "Lessees"); WILMINGTON TRUST COMPANY, not in its individual capacity (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as Owner Trustee (the "Owner Trustee" or the "Trust"); PNC BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (in such capacity, the "Administrative Agent"); THE FIRST NATIONAL BANK OF CHICAGO, as Syndication Agent (in such capacity, the "Syndication Agent"); BANKERS TRUST COMPANY, as real estate administrative agent for the Lenders (in such capacity, the "Real Estate Administrative Agent"); SAM PROJECT FUNDING CORP. I, a Delaware corporation, as the Investor (the "Investor"); and each of the financial institutions listed on the signature pages hereof (each, a "Lender"; collectively, the "Lenders").


                                  WITNESSETH:

                 WHEREAS, the Lessees, the Owner Trustee, the Real Estate Administrative Agent, as agent, the Investor and the Lenders (collectively, the "Prior Agreement Parties") are parties to that certain Participation Agreement dated as of November 22, 1995 (as heretofore amended, the "Prior Agreement");

                 WHEREAS, the Prior Agreement Parties, the Administrative Agent and the Real Estate Administrative Agent desire to amend and restate the Prior Agreement to (i) increase the aggregate amount of Commitments, (ii) change the agency role of Bankers Trust Company from Agent to Real Estate Administrative Agent, (iii) change the agency role of PNC Bank, National Association from Co-Agent to Administrative Agent and add The First National Bank of Chicago, as Syndication Agent, (iv) eliminate and add certain financial institutions as Lenders, and (v) amend certain other terms and conditions of the Prior Agreement.

                 NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.
                                  DEFINITIONS

                 Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.
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                                  ARTICLE II.
                    STRUCTURE OF THE TRANSACTION; THE LOANS

                 2.01. General Structure of the Transaction. The Lessees, the Owner Trustee, the Investor, the Administrative Agent, the Syndication Agent, the Real Estate Administrative Agent and the Lenders participate in a transaction pursuant to which: (a) the Lenders will agree, as more particularly described below, to make Loans to the Owner Trustee from time to time in an aggregate principal amount not to exceed $250,000,000, (b) the Owner Trustee is acting as an agent for the Lessees, the Lessors and the Agree SPCs to obtain financing on behalf of the Lessors and Agree SPCs, (c) the Guarantors will unconditionally guarantee certain of the obligations of the Owner Trustee to the Lenders, (d) the Owner Trustee will use the proceeds of the Loans solely to make Project Loans to (i) certain special purpose entities acceptable to the Real Estate Administrative Agent and formed solely for the purpose of paying the costs of owning, developing and constructing the Properties (each a "Lessor" and collectively the "Lessors") or (ii) to an Agree SPC as more particularly described in Article XIV, (e) the Lessors (other than an Agree Lessor), in turn, will use the proceeds of each Project Loan solely for the purpose of acquiring, leasing and/or constructing properties to be used by the Lessees as stores or other facilities, and, with respect to an Agree Project Loan, the Agree SPC's will use the proceeds of each Project Loan solely for the purpose of making a capital contribution to the applicable Agree Lessor who will use such contribution solely for the purpose of acquiring, leasing and/or constructing properties to be used by the Lessees as stores or other facilities, (f) the applicable Lessee will unconditionally guarantee to the Owner Trustee the completion of each Property and (g) upon the acquisition of each Property, the applicable Lessee will enter into a Lease with respect to such Property. As security for each Project Loan which is not an Agree Project Loan, each Lessor will deliver to the Owner Trustee a Mortgage, encumbering the Lessor's interest in the Property, an Assignment of Development Agency Agreement and an Assignment of Lease. As security for each Agree Project Loan,
(A) the Agree Lessor will deliver to the Owner Trustee (i) an Assignment of Leases (in the form attached to the Agree Project Loan Agreement) and (ii) an Assignment of Development Agency Agreement (in the form attached to the Agree Project Loan Agreement) and (B) the Agree SPC will deliver to the Owner Trustee the Agree LLC Pledge, pledging all of the Agree SPC's right, title and interest in and to the Agree Preferred Return to the Owner Trustee. As security for each Loan, the Owner Trustee will deliver to the Real Estate Administrative Agent for the benefit of the Lenders: (i) a security interest in certain assets of the Owner Trustee as described in the Security Agreement, (ii) a re-assignment of the Development Agency Agreement, (iii) an assignment of the Completion Guarantee, (iv) an assignment of all of the Owner Trustee's rights under each Project Loan Agreement and (v) a re-assignment of each Lease.

                 2.02. The Loans; General. Pursuant to the terms of the Credit Agreement, the Lenders have agreed to make loans to the Owner Trustee from time to time in an aggregate principal amount of up to $250,000,000 in order for the Owner Trustee to make Project Loans to the Lessors or to the Agree SPC's, as the case may be, and in consideration of the receipt of the proceeds of such Loans, the Owner Trustee will issue the Tranche A Notes, the Tranche B Notes and a Swing Note (together with any note or notes issued in exchange or substitution therefor in accordance with the Credit Agreement, the "Notes"). The Loans shall be made and the Notes shall be issued pursuant

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to the Credit Agreement.  Subject to Section 5.02, the Loans will be made to the Owner Trustee from time to time at the request of the Owner Trustee with the consent of the applicable Lessee.

                 2.03. The Project Loans, Developer Equity; General. (a) Subject to the terms of the Operative Agreements, and simultaneously with the making of Loans to the Owner Trustee, the proceeds of the Loans will be used by the Owner Trustee solely to make Project Loans to the Lessors or to Agree SPCs. At no time shall the aggregate principal amount of the Project Loan to any one Lessor or to any one Agree SPC be greater than $15,000,000 and at no time shall the Project Loan with respect to any Property be greater than 95% of Total Property Costs of such Property nor shall any Agree Project Loan with respect to any Property be greater than 89% of the Total Property Costs of such Property. Each Project Loan shall be advanced to the applicable Lessor pursuant to a Project Loan Agreement and each Agree Project Loan shall be advanced to the applicable Agree SPC pursuant to an Agree Project Loan Agreement. In consideration of the receipt of the proceeds of such Project Loan, each such Lessor or Agree SPC, as the case may be, will issue a Project Loan Note to the Owner Trustee.

                 (b) Pursuant to each Project Loan Agreement, each Lessor shall contribute the Developer's Equity simultaneously and pro rata with each Project Loan Advance by the Owner Trustee.

                 (c) Pursuant to each Agree Project Loan Agreement, each Agree LLC shall contribute the Developer's Equity simultaneously and pro rata with each Project Loan Advance by the Owner Trustee of an Agree Project Loan.

                 2.04. Collateral for the Project Loans; General. (a) As security for each Project Loan which is not an Agree Project Loan, each Lessor shall deliver to the Owner Trustee, (i) a Mortgage on the applicable Property;
(ii) an Assignment of Lease and Consent to Assignment; and (iii) with respect to Construction Projects, an Assignment of Development Agency Agreement from such Lessor to the Owner Trustee, and a Consent to Assignment of Development Agency Agreement. As further support for each Project Loan which relates to a Construction Project, the applicable Lessee shall deliver to the Owner Trustee a Completion Guarantee to guaranty the completion of the particular Improvements.

                 (b) As security for each Agree Project Loan, (i) each Agree Lessor shall deliver to the Owner Trustee, (X) an Assignment of Lease and Consent to Assignment; and (Y) with respect to Construction Projects, an Assignment of Development Agency Agreement from such Lessor to the Owner Trustee, and a Consent to Assignment of Development Agency Agreement and (ii) each Agree SPC shall deliver to the Owner Trustee the Agree LLC Pledge. As further support for each Agree Project Loan which relates to a Construction Project, the applicable Lessee shall deliver to the Owner Trustee a Completion Guarantee to guaranty the completion of the particular Improvements.

                 2.05. Collateral for the Loans; General. The Loans and the obligations of the Owner Trustee under the Credit Agreement shall be secured by
(a) a re-assignment of each Assignment of Leases and Rents delivered by each Lessor, and consented to by the applicable Lessee, in each case in the respective forms set forth on Exhibit H to the Credit Agreement (each,

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a "Reassignment of Leases"), (b) a security interest in certain of the assets of the Owner Trustee, including the right to receive any amount received by the Owner Trustee pursuant to any Mortgages held by the Owner Trustee granted pursuant to a Security Agreement in the form set forth on Exhibit G to the Credit Agreement (the "Security Agreement") which Security Agreement shall be duly executed by the Owner Trustee and the applicable Lessor, (c)(i) a re-assignment of all of the right, title and interest of the Owner Trustee in and to the Assignment of Development Agency Agreement, (ii) an assignment of all of the Owner Trustee's rights under the Project Loan Agreement and (iii) an assignment of all of the Owner Trustee's rights under the Completion Guaranty, if applicable, each of the rights granted in clauses (i), (ii) or (iii) above shall be granted pursuant to an Assignment of Contracts in the form of Exhibit I to the Credit Agreement (the "Assignment of Contracts"), which Assignment of Contracts shall be duly executed by the Owner Trustee and the applicable Lessor.

                 2.06. The Guarantee. Certain of the obligations of the Owner Trustee under the Credit Agreement shall be guaranteed as provided in the Guarantee made by the Guarantors in favor of the Administrative Agent for the benefit of the Lenders.

                 2.07. Property Purchase and Lease. (a) With respect to any Property other than an Agree Project, on each Property Closing Date and subject to the terms and conditions of this Agreement, including, Section 5.02 which sets forth the procedures for funding of the Loans and Project Loans, (i) the Lenders will make Loans to the Owner Trustee in accordance with Article V and the terms and provisions of the Credit Agreement, (ii) the Owner Trustee will lend such funds to the applicable Lessor in accordance with the terms of the applicable Project Loan Agreement for the purchase and related costs of the applicable Property (or, if applicable, the Lessor will lease from a Ground Lessor pursuant to a Ground Lease all right, title and interest in and to each Property), and (iii) such Lessor will simultaneously lease (or sublease, as the case may be) all of its right, title and interest in the Property to the applicable Lessee by executing and delivering a Lease.

                 (b) With respect to any Agree Project, on each Property Closing Date and subject to the terms and conditions of this Agreement, including, Section 5.02 which sets forth the procedures for funding of the Loans and Project Loans, (i) the Lenders will make Loans to the Owner Trustee in accordance with Article V and the terms and provisions of the Credit Agreement, (ii) upon receipt of the proceeds of the Loans, the Owner Trustee will lend such funds to the applicable Agree SPC in accordance with the terms of the applicable Agree Project Loan Agreement for the contribution by such Agree SPC of capital to the applicable Agree Lessor who will use such capital contribution for the purchase and related costs of the applicable Property (or, if applicable, the Agree Lessor will lease from a Ground Lessor pursuant to a Ground Lease all right, title and interest in and to each Property), and (iii) such Agree Lessor will simultaneously lease (or sublease, as the case may be) all of its right, title and interest in the Property to the applicable Lessee by executing and delivering a Lease.

                 (c) Each Property shall be located in the continental United States and if the Real Estate Administrative Agent determines in its sole discretion that satisfactory legal documentation may be created, in the territories of the United States and Canada.

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                 2.08.    Construction of Improvements; Lease of Improvements.
On each Property Closing Date or on the Construction Commencement Date, if later, for which proceeds of the Project Loan will be used either to construct Improvements or with respect to an Agree Project Loan, to make a contribution of capital to an Agree Lessor who will use such capital contribution to construct Improvements (each, a "Construction Project"), the applicable Lessor and the applicable Lessee will execute and deliver a Development Agreement pursuant to which the Lessor will agree to construct such Improvements in accordance with the Plans and Specifications. On each Property Closing Date or on the Construction Commencement Date, if later, with respect to a Construction Project, the applicable Lessor and the applicable Developer will execute and deliver a Development Agency Agreement pursuant to which such Developer will agree to construct such Improvements in accordance with the Development Agreement as the agent for the Lessor for the benefit of the Lessee and in accordance with the Plans and Specifications. On each Property Closing Date or on the Construction Commencement Date, if later, with respect to a Construction Project, such Lessor shall assign its rights under such Development Agency Agreement to the Owner Trustee as security for the Project Loans, and the Owner Trustee shall, in turn, assign such rights under the Development Agency Agreement to the Real Estate Administrative Agent as security for the Loans pursuant to the Assignment of Contracts. The Lenders acknowledge the Lessee's right to complete construction of the Improvements using proceeds of a Project Loan in accordance with the Development Agreement. Upon the Property Closing Date, provided that the applicable Property Closing Certificate indicates that the cost of the Land is greater than or equal to 25% of the Property Cost for such Property (a "Twenty-Five Percent Property"), the Lessor and the Lessee shall execute and deliver a Lease Supplement pursuant to which the Lessor will lease (or sublease, as the case may be) all of its right, title and interest in such Improvements to the Lessee. Notwithstanding that the Improvements on a Twenty- Five Percent Property (whether existing on the date of acquisition of the Land or to be constructed pursuant to the Development Agreement) may be leased by a Lease Supplement to the Lease of the related Land, the term "Property" shall include the Land and the Improvements. If the Property Closing Certificate indicates that the cost of the Land is less than 25% of the Property Cost, no Lease Supplement will be required to be delivered pursuant to
Section 5.04(g) and the Land and the Improvements will be leased on the Property Closing Date under one Lease and the term "Property" will be deemed to mean Land and Improvements.

                 2.09. Non-Construction Projects. For each Project Loan that does not relate to a Construction Project, the Project Loan Documents will be appropriately modified to reflect the fact that there will be one Project Loan Advance which will be made on the Property Closing Date and that no further Project Loan Advances will be made or requested, and all references to the Development Documents and the Completion Guarantee herein and in the other Operative Agreements shall be deemed deleted as they relate to such Properties.

                 2.10. The Owner Trustee. The Owner Trustee hereby agrees to act as agent for the Lessees and the Lessors, as designated by the Lessees, in accordance with the Operative Agreements.

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                                  ARTICLE III.
                                  THE CLOSINGS

                 3.01. Effective Date. (a) On the Effective Date (the "Effective Date"), each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Guarantee, the Credit Agreement and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

                 (b) All documents and instruments required to be delivered on the Effective Date shall be delivered at the offices of Schiff Hardin & Waite, 7200 Sears Tower, Chicago, Illinois, or at such other location as may be determined by the Administrative Agent and the Lessees.

                 3.02. Trust Company Authorization. The Investor agrees that, with respect to the Effective Date and each subsequent Property Closing Date, the satisfaction or waiver of the conditions contained in Article VI hereof shall constitute, without further act, authorization and direction by the Investor to the Trust Company to take on behalf of the Owner Trustee the actions specified in Section 2.01 of the Trust Agreement.


                                  ARTICLE IV.
                      FUNDING OF PROJECT LOANS; CONDITIONS

                 4.01. Procedures for Selecting Lessors and Agree SPCs. At least fifteen (15) Business Days prior to the execution and delivery of any Project Loan Documents with a Lessor or the execution and delivery of a Development Agency Agreement with any Developer, the applicable Lessee shall deliver to the Real Estate Administrative Agent a certificate signed by an Authorized Officer:

                 (a) stating the name and address of the proposed Lessor and Agree SPC, if applicable, and with respect to a Construction Project, the proposed Developer;

                 (b) stating the location and type of Property to be acquired, developed and/or constructed (if applicable) by such Lessor and Developer;

                 (c) attaching the organizational documents of the Lessor and the Agree SPC, if applicable; and

                 (d) with respect to a Construction Project, attaching the Construction Budget for the Property to be acquired, developed or constructed by the Lessor and Developer.

Within ten (10) Business Days of receipt by the Real Estate Administrative Agent of the certificate described above, the Real Estate Administrative Agent will advise the applicable Lessee whether or not the Real Estate Administrative Agent requires additional information in order to make a decision regarding whether the proposed Lessor and Agree SPC, if applicable, are acceptable to the Real Estate Administrative Agent. Each Lessor and each Agree SPC will be formed and owned in

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accordance with the guidelines and covenants set forth in Exhibit H.   If the
Real Estate Administrative Agent requests additional information regarding the proposed Lessor or Agree SPC, then within ten (10) Business Days of receipt of such information by the Real Estate Administrative Agent, the Real Estate Administrative Agent will advise the applicable Lessee whether or not the proposed Lessor and Agree SPC, if applicable is acceptable to the Real Estate Administrative Agent, and, if the proposed Lessor or Agree SPC is not acceptable, a description of the reasons for such decision.

                 4.02. Execution of Lease and Project Loan Documents. Upon satisfaction of the requirements described in Section 4.01, (a) the Lessor and the applicable Lessee shall promptly execute and deliver the Lease and, with respect to a Construction Project, the Development Agreement with respect to the proposed Property, (b) the Lessor and the Owner Trustee shall promptly execute and deliver a Project Loan Agreement, and related Project Loan Note, with respect to the proposed Property, (c) with respect to a Construction Project, the Developer and the Lessor shall promptly execute and deliver a Development Agency Agreement with respect to the proposed Property and (d) with respect to a Construction Project, the applicable Lessee shall execute and deliver a Completion Guaranty with respect to the proposed Property.

                 4.03. Allocations of Available Commitments. Upon the execution of the Project Loan Documents with any approved Lessor or Agree SPC, the applicable Lessee shall deliver to the Real Estate Administrative Agent (and to the Administrative Agent) a written request (an "Allocation Request") to allocate a portion of the Available Commitments under the Credit Agreement, in an amount equal to the Project Loan to such Lessor or Agree SPC, to the Property. Each Allocation Request shall be executed by the applicable Lessee, specifically identify the Property and be accompanied by any revisions to the Construction Budget delivered to the Real Estate Administrative Agent in accordance with Section 4.01. In no event shall 150% of the amount of the Project Loan in the Allocation Request exceed the amount of the Available Commitments.

                 4.04. Conditions to Making of Project Loans to the Lessors. The obligations of the Owner Trustee to make a Project Loan to a Lessor on any date are subject to the satisfaction or waiver of the following conditions precedent:

                 (a) Conditions of the Owner Trustee's Borrowing. The Owner Trustee shall simultaneously have satisfied all of the conditions contained in the Credit Agreement, Article V of this Agreement and the other Operative Agreements for the making of a Loan to the Owner Trustee in the amount equal to the requested Project Loan.

                 (b) Conditions Precedent in the Project Loan Agreements. The applicable Lessor shall have satisfied all of the conditions precedent contained in the applicable Project Loan Agreement for the making of such Project Loan.



                 (c) Representations and Warranties. The representations and warranties of the Owner Trustee, the Lessees and the Investor contained herein and in each of the other Operative Agreements shall be true and correct in all material respects.

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                 (d)      Performance of Agreements. The parties hereto shall
         have performed their respective agreements contained herein and in the other Operative Agreements on or prior to each such date.

                 (e) No Default or Event of Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to such Project Loan, other than a Default or an Event of Default which the Real Estate Administrative Agent has agreed not to declare pursuant to Section 5.06.

Upon satisfaction of the preceding conditions, the Owner Trustee shall make a Project Loan to the applicable Lessor in the amount of the requested funds.


                                   ARTICLE V.
                MAKING OF LOANS TO THE OWNER TRUSTEE; CONDITIONS

                 5.01. General. Subject to the terms and conditions of the Operative Agreements (including Section 5.02), from time to time the Lessees will request the Lenders to make Revolving Credit Loans to the Owner Trustee and the Owner Trustee will use the proceeds of such Revolving Credit Loans solely for the purpose of making Project Loans to the Lessors or to the Agree SPC's, as the case may be.

                 5.02.    Procedures for Funding.  (a)  (i) Not less than ten
(10) Business Days prior to the date on which any (A) Acquisition Advance or
(B) any other Project Loan Advance where the Lessee has not waived all of the conditions precedent to such Project Loan Advance set forth in Schedule 11.02 to the Participation Agreement is to be made and (ii) not less than two (2) Business Days prior to the date on which any Project Loan Advance (other than an Acquisition Advance) where the Lessee has waived the conditions precedent to such Project Loan Advance set forth in Schedule 11.02 to the Participation Agreement is to be made, the applicable Lessee (i) acting on behalf of the Lessor pursuant to Section 11.02, shall deliver to the Real Estate Administrative Agent, as the assignee of the Owner Trustee's rights and obligations under the applicable Project Loan Agreement pursuant to the applicable Assignment of Contracts, (with a copy to the Administrative Agent) the Requisition and (ii) acting on behalf of the Owner Trustee pursuant to
Section 11.01, shall deliver to the Administrative Agent, a Revolving Credit Loan Request or to the Real Estate Administrative Agent (with a copy to the Administrative Agent), a Swing Loan Request, as the case may be and as required pursuant to the Credit Agreement.

                 (b) Each Requisition and Revolving Credit Loan Request or Swing Loan Request, as the case may be, shall among other things: (i) be irrevocable and (ii) request Project Loans and Loans in the same amount, but in no event (x) less than $50,000 (except if such Loans are made to capitalize interest) or (y) greater than the lesser of the amount permitted to be drawn under the applicable Project Loan Agreement or under the Credit Agreement. The Revolving Credit Loan Request or the Swing Loan Request, as applicable, shall request that Loans be made for the sole purpose of permitting the Owner Trustee to make Project Loans and that the funds be transferred directly to the applicable Lessor, Agree SPC or Developer as so specified in the Revolving Credit Loan Request or Swing Loan Request, as applicable.

                 5.03. Conditions to the Lenders' Obligations to Advance funds in connection with the acquisition of Property. The obligations of the Lenders to make Loans to the Owner Trustee on any Property Closing Date for the purpose of providing funds to the Owner Trustee necessary to provide Project Loans to acquire (for purposes of this Article V, acquisition of a Property shall mean acquisition by purchasing or ground leasing, as applicable) a Property (an "Acquisition Advance") are subject to the satisfaction or waiver of the following conditions precedent:

                 (a) Representations and Warranties. The representations and warranties of the Owner Trustee, the Lessees, the Lessors, the Developers, if applicable and the Investor contained herein and in each of the other Operative Agreements shall be true and correct in all material respects; provided, however, with respect to the Lessors and the Developers, such condition shall only apply to representations and warranties which relate to the Project Loan for which the Acquisition Advance is being requested or any other Project Loan as to which such Developer is involved.

                 (b) Performance of Obligations. The parties hereto shall have performed their respective agreements contained herein and in the other Operative Agreements on or prior to each such Property Closing Date.

                 (c) Delivery of the Requisition. The Real Estate Administrative Agent shall have received a fully executed counterpart of the Requisition, appropriately completed and the Real Estate Administrative Agent shall have forwarded a copy to the Administrative Agent with a certification of receipt and approval by the Real Estate Administrative Agent of the documents called for in clauses (d) through (k) below.

                 (d) Delivery of Property Closing Certificate. The Real Estate Administrative Agent and the Lessor shall have received a fully executed counterpart of a certificate (the " Property Closing Certificate") of an Authorized Officer of the applicable Lessee, certifying (i) that the value of the Land is or is not greater than 25% of the Total Property Costs, (ii) the amount of the Tranche A Loans allocated to the particular Property and (iii) the Weighted Average Maximum Residual Guarantee Percentage for the Properties after giving effect to the acquisition of the particular Property.

                 (e) Conditions Precedent contained in the Project Loan Documents. There shall have been delivered to the Real Estate Administrative Agent each Project Loan Document, duly executed and evidence that all of the conditions precedent to making advances contained in the applicable Project Loan Agreement and other Project Loan Documents relating to the corresponding Project Loan have been satisfied.

                 (f) Lease. There shall have been delivered to the Real Estate Administrative Agent a true and complete copy of a Lease and Memorandum of Lease executed by the applicable Lessee and the Lessor with respect to the Property being acquired on such Property Closing Date.

                 (g) Security Agreement Supplement. The Owner Trustee shall have delivered to the Real Estate Administrative Agent a supplement to the Security Agreement in the form of Exhibit A to the Security Agreement executed by the Owner Trustee and the applicable Lessor with respect to the Property being acquired on such Property Closing Date.

                 (h) Reassignment of Leases. The Owner Trustee shall have delivered to the Real Estate Administrative Agent a Reassignment of Leases executed by the Owner Trustee, together with the original fully executed Assignment of Lease to which it relates, with respect to the Property being acquired on such Property Closing Date.

                 (i) Assignment of Contracts. The Owner Trustee shall have delivered to the Real Estate Administrative Agent an Assignment of Contracts executed by the Owner Trustee with respect to the Property being acquired on such Property Closing Date.

                 (j) No Default or Event of Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Loan requested by such Requisition, other than a Default or an Event of Default which the Real Estate Administrative Agent has agreed not to declare pursuant to Section 5.06.

                 (k) Weighted Average Maximum Residual Guarantee Percentage; Maximum Residual Guarantee Amount . (A) The Weighted Average Maximum Residual Guarantee Percentage after giving effect to the acquisition and/or construction of such Property and execution of the Lease, shall be greater than or equal to 85% as of any applicable Determination Date (as defined in the definition of Weighted Average Maximum Residual Guarantee Percentage) and (B) the Maximum Residual Guarantee Amount with respect to such Property shall be greater than or equal to 80% of the expected Property Costs of such Property upon the acquisition of such Property.

                 5.04. Conditions to the Lenders' Obligations to Make Construction Advances for the Commencement of Construction on any Property. The obligations of the Lenders to make Loans to the Owner Trustee on any date for the purpose of providing funds to the Owner Trustee in order to make Project Loans to a Lessor which will be used to make an Initial Construction Advance, are subject to the satisfaction or waiver of the following conditions precedent:



                 (a) Representations and Warranties. On such date, the representations and warranties of the Owner Trustee, the Lessees, the Lessors, the Developers and the Investor contained herein and in each of the other Operative Agreements shall be true and correct in all material respects; provided, however, with respect to the Lessors and the Developers, such condition shall only apply to representations and warranties which relate to the Project Loan for which the Initial Construction Advance is being requested or any other Project Loan as to which such Developer is involved.

                 (b) Performance of Obligations. The parties hereto shall have performed their respective agreements contained herein and in the other Operative Agreements on or prior to such date.

                 (c) Requisition. The Real Estate Administrative Agent shall have received a fully executed counterpart of the Requisition, appropriately completed, and the Real Estate Administrative Agent shall have delivered a copy thereof to the Administrative Agent with a certification of receipt and approval by the Real Estate Administrative Agent of the documents called for in clauses (d) through (g) below.

                 (d) Conditions Precedent contained in the Project Loan Documents. There shall have been delivered to the Real Estate Administrative Agent evidence that all of the conditions precedent to making advances contained in the applicable Project Loan Agreement and other Project Loan Documents relating to the corresponding Project Loan have been satisfied.

                 (e) Construction Budget. Based upon the Construction Budget, the Available Commitments as allocated to such Property pursuant to Section 4.03 (after taking into consideration the Developer's Equity for such Property) will be sufficient to complete the Improvements on such Property.

                 (f) No Default or Event of Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Loans requested by such Requisition, other than a Default or an Event of Default which the Real Estate Administrative Agent has agreed not to declare pursuant to Section 5.06.

                 (g) Lease Supplement. If required pursuant to the terms of Section 2.08, the Lessor and the Lessee shall have executed and delivered a Lease Supplement.

                 5.05. Conditions to the Lenders' Obligations to make Construction Advances for the Ongoing Construction on any Property. The obligations of the Lenders to make Loans to the Owner Trustee on any date for the purpose of providing funds to the Owner Trustee in order to make Construction Advances to a Lessor which will be used to pay Property Costs with respect to a Property (other than the Acquisition Advance or the Initial Construction Advance) are subject to the satisfaction or waiver of the following conditions precedent:

                 (a) Representations and Warranties. On such date, the representations and warranties of the Owner Trustee, the Lessees, the Lessors, the Developers and the Investor contained herein and in each of the other Operative Agreements shall be true and correct in all material respects;provided, however, with respect to the Lessors and the Developers, such condition shall only apply to representations and warranties which relate to the Project Loan for which the Construction Advance is being requested or any other Project Loan as to which such Developer is involved.

                 (b) Performance of Obligations. The parties hereto shall have performed their respective agreements contained herein and in the other Operative Agreements on or prior to each such date.

                 (c) Requisition. The Real Estate Administrative Agent shall have received a fully executed counterpart of the Requisition, appropriately completed, and the Real Estate Administrative Agent shall have delivered a copy thereof to the Administrative Agent with a certification of receipt and approval by the Real Estate Administrative Agent of the documents called for in clauses (d) through (k) below.

                 (d) Construction Budget. Based upon the Construction Budget, the Available Commitments as allocated to such Property pursuant to Section 4.03 (after taking into consideration the Developer's Equity for such Property) will be sufficient to complete the Improvements on such Property.

                 (e) Conditions Precedent contained in the Project Loan Documents. There shall have been delivered to the Real Estate Administrative Agent reasonably acceptable evidence that all of the conditions precedent to making such advance contained in the applicable Project Loan Agreement and other Project Loan Documents relating to the corresponding Project Loan have been satisfied.

                 (f) No Default or Event of Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Loan requested by such Requisition, other than a Default or an Event of Default which the Real Estate Administrative Agent has agreed not to declare pursuant to Section 5.06.

                 (g)      Property Related Matters.   There shall be no defects
         to the Improvements constructed to date including, without limitation, the plumbing, heating, air conditioning and electrical systems thereof and all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service such Improvements for its intended use are available pursuant to adequate permits (including any that may be required under applicable Environmental Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or threatened which adversely affects the title to, or the use, operation or value of, the Properties. No fire or other casualty with respect to the Properties shall have occurred which fire or other casualty has had a material adverse effect on the Lessees' ability to perform their obligations under the Operative Agreements.

                 (h) Lease Requirements. The Improvements constructed to date comply with all requirements and conditions set forth in the Lease and all other conditions and requirements of the Operative Agreements.

                 (i) Construction of the Improvements. Construction of the Improvements to date has been performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications and in compliance with all Insurance Requirements and Legal Requirements.

                 (j) Consents, etc. All consents, licenses and building permits required by applicable Legal Requirements for construction, completion, occupancy and operation of the Improvements constructed to date have been obtained and are in full force and effect.

                 (k) Encroachments. Except for off-site improvements provided for in the Construction Budget, the Improvements constructed to date are located entirely on the related Land and do not encroach upon or overhang any easement or right-of-way or the land of others (unless such encroachment or overhang is consented to in writing by the owner of the affected property). The Improvements are wholly within any building restriction lines, however established.

                 5.6. Lessor Defaults. Notwithstanding anything to the contrary contained in this Agreement or any other Operative Agreement, the Lenders agree that so long as each Lessee is performing its obligations under the Leases and no Lease Default or Lease Event of Default has occurred and is continuing, if a Lessor or an Agree SPC is in default of its obligations under a Project Loan Agreement, a Lease, a Development Agreement or a Development Agency Agreement (any of the foregoing defaults, a "Lessor Default"), the Lenders agree not to declare a Default or an Event of Default pursuant to
Article IX of the Credit Agreement or Article X of a Project Loan Agreement; provided, however, the Lenders shall not be obligated to refrain from declaring a Default or an Event of Default with respect to a particular Project Loan Agreement where a Lessor Default has occurred with respect to such Property if such Lessor Default (a) is caused by the bankruptcy or similar proceeding being brought by or against a Lessor or Agree SPC (including the occurrence of the events described in Section 10.01(e) of each Project Loan Agreement) or (b) threatens, as determined by the Real Estate Administrative Agent in its sole discretion, the lien priority of the Mortgage or the right of the Owner Trustee to receive payments of Project Loan Basic Rent or Supplemental Rent under any of the Assignment of Leases or the right of the Real Estate Administrative Agent to receive payments of Project Loan Basic Rent or Supplemental Rent under a Reassignment of Leases. Upon the occurrence of either of the events described in clauses (a) or (b) above, the Lessee shall purchase the Project Loan Note and the Mortgage from the Owner Trustee for the amount of all outstanding Project Loan Advances relating to such Property plus all accrued interest and fees. Upon such purchase, the Project Loan Event of Default and the Credit Agreement Event of Default resulting from such events shall be deemed cured. In the event of a Lessor Default which is capable of cure by the related Lessee, the Lessee agrees to attempt diligently to cure such default.

                                  ARTICLE VI.
                          CONDITIONS TO EFFECTIVENESS

                 6.1. Conditions to Effectiveness. The agreement of each Lender to make Loans to the Owner Trustee, and the agreement of the Owner Trustee to make Project Loans to any Lessor or to any Agree SPC, is subject to the satisfaction, immediately prior to or concurrently with the Effective Date of the following conditions precedent:

                 (a) Operative Agreements. Each of the Operative Agreements to be entered into on the Effective Date shall have been duly authorized, executed, acknowledged and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agents shall each have received a fully executed copy of each of the Operative Agreements (other than the Notes of which the Administrative Agent shall have received the original Notes).

                 (b) Project Loan Agreements. Each of the Project Loan Documents (including the Agree Project Loan Agreements), if any, to be entered into on the Effective Date shall have been duly authorized, executed, acknowledged and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Project Loan Documents), and the Real Estate Administrative Agent shall have received a fully executed copy of such of the Project Loan Documents.

                 (c) Conditions Precedent. If any Project Loan is to be funded on the Effective Date, each of the conditions precedent contained in Sections 4.04, 5.01 and 5.03 and if the Initial Advance is for an Agree Project Loan, the additional conditions contained in Sections 14.03 and 14.04, shall have been satisfied.

                 (d) Taxes. All taxes, fees and other charges in connection with the execution, delivery, and, where applicable, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the satisfaction of the Lessor and the Agents.

                 (e) Governmental Approvals. All necessary (or, in the reasonable opinion of the Agents and their respective counsel, advisable) governmental actions in connection with the transactions contemplated by the Operative Agreements, in each case required by any law or regulation enacted, imposed or adopted on or after the Effective Date or by any change in fact or circumstances since the Effective Date, shall have been obtained or made and be in full force and effect.

                 (f) Litigation. No action or proceeding shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain or enjoin any Governmental Action, (ii) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any of the transactions contemplated hereby or thereby or (iii) which is reasonably likely to have a Material Adverse Effect.

                 (g) Legal Requirements. In the reasonable opinion of the Agents and their respective counsel, the transactions contemplated by the Operative Agreements and the Project Loan Documents do not and will not violate any Legal Requirements and do not and will not subject the Agents or any Lender to any adverse regulatory prohibitions or constraints, in each case enacted, imposed, adopted or proposed since the Effective Date.

                 (h) Corporate Proceedings of the Lessees and the Guarantors. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent and its respective counsel, of the Board of Directors of each of the Lessees and each of the Guarantors authorizing the execution, delivery and performance of this Agreement and the other Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of each such Lessee or Guarantor as of the Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                 (i) Incumbency Certificates. The Administrative Agent shall have received a certificate of each of the Lessees and each of the Guarantors, dated as of the Effective Date, as to the incumbency and signature of the officers of each of the Lessees and each of the Guarantors executing any Operative Agreement satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each of the Lessees and each of the Guarantors.

                 (j) Corporate Proceedings of the Investor. The Administrative Agent and the Company shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent and the Company, of the Board of Directors of the Investor authorizing the execution, delivery and performance of the Operative Agreements to which the Investor is a party, certified by the Secretary or an Assistant Secretary of the Investor as of the Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and the Company and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                 (k) Investor Incumbency Certificate. The Administrative Agent and the Lessees shall have received a certificate of the Investor, dated as of the Effective Date, as to the incumbency and signature of the officers of the Investor executing any Operative Agreement satisfactory in form and substance to the Administrative Agent and the Company, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Investor.

                 (l) Proceedings of Owner Trustee. The Administrative Agent and the Lessees shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent and the Company, of the Board of Directors of the Trust Company authorizing the execution, delivery and performance of the Trust Agreement, certified by the Secretary or an Assistant Secretary of the Trust Company as of the Effective Date, which certificate shall be in form and substance satisfactory to the

         Administrative Agent and the Company and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                 (m) Owner Trustee Incumbency Certificates. The Administrative Agent and the Lessees shall have received a certificate of the Owner Trustee, dated as of the Effective Date, as to the incumbency and signature of the officers of the Owner Trustee executing any Operative Agreement, satisfactory in form and substance to the Administrative Agent and the Company, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Owner Trustee.

                 (n) Corporate Documents of the Lessees, the Guarantors and the Investor. (i) The Administrative Agent shall have received true and complete copies of the certificate of incorporation and by-laws of each of the Lessees and each of the Guarantors, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary.

                 (ii) The Administrative Agent and the Lessees shall have received true and complete copies of the certificate of incorporation and by-laws of the Investor, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Investor.

                 (o) Fees. The Agents shall have received the fees to be paid on the Effective Date.

                 (p) Legal Opinions. (i) The Administrative Agent shall have received the executed legal opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to each of the Lessees and each of the Guarantors, addressed to each of the Lenders and the Investor and substantially in the form of Schedule 1 hereto and the executed legal opinion of Baker & McKenzie, U.K., counsel to BGP (UK) Limited, addressed to each of the Lenders and the Investor and substantially in the form of Schedule 1(a) hereto.

                 (ii) The Administrative Agent and the Lessees shall have received the executed legal opinion of Loeb and Loeb, counsel to the Investor, addressed to each of the Lenders and substantially in the form of Schedule 2 hereto.

                 (iii) The Administrative Agent and the Lessees shall have received the executed legal opinion of Morris, James, Hitchens & Williams, counsel to the Trust Company and the Owner Trustee, addressed to each of the Lenders and substantially in the form of
         Schedule 3 hereto.

                 (q) Actions to Perfect Liens. The Real Estate Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements, (including precautionary financing statements against the applicable Lessee) on form UCC-1, necessary or, in the opinion of the Real Estate Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.


                                  ARTICLE VII.
                         REPRESENTATIONS AND WARRANTIES
                             ON THE EFFECTIVE DATE

                 7.1. Representations and Warranties of the Investor. The Investor hereby represents and warrants to each of the other parties hereto that:

                 (a) Due Organization, etc. It is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under each Operative Agreement to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Effective Date and each Property Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party.

                 (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Agreement to which it is or will be a party have been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of the shareholders of, or approval or consent of any trustee or holders of any indebtedness or obligations of such Investor, (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any Property or any of the Improvements (other than Liens created by the Operative Agreements) under its charter or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties is bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority.

                 (c) Enforceability, etc. Each Operative Agreement to which it is or will be a party has been, or will be, duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof.

                 7.02. Representations and Warranties of the Owner Trustee. The Owner Trustee, in its individual capacity and as the Owner Trustee as indicated, represents and warrants to each of the other parties hereto as follows, provided that the representations in the following paragraphs (f),
(g), (h), (i) and (j) are made solely in its capacity as the Owner Trustee:

                 (a) Due Organization, etc. It is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under the Operative Agreements to which the Owner Trustee is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such Effective Date in connection with or as contemplated by each such Operative Agreement to which the Owner Trustee is or will be a party.

                 (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Agreement to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current law, governmental rule or regulation relating to it, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its organizational documents, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or
         (iv) does or will require any authority, approval or other action by any Governmental Authority or agency of the state of Delaware or any federal authority governing the banking or trust powers of the Trust Company.

                 (c) Enforceability, etc. Each Operative Agreement to which it is a party has been, or will be, duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof.

                 (d) Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Owner Trustee, threatened by or against the Owner Trustee (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or (b) which could have a material adverse effect on the business or financial condition of the Owner Trustee or the validity or enforceability of any of the Operative Agreements.

                 (e) Assignment. It has not assigned or transferred, or granted any lien in respect of, any of its right, title or interest in or under any Project Loan Agreement, Project Loan Note, Mortgage, Assignment of Lease or Contract Assignment, except in accordance with the Operative Agreements.

                 (f) No Default. The Owner Trustee is not in default under or with respect to any of its Contractual Obligations in any respect which could have a material adverse effect on the business or financial condition of the Owner Trustee or the validity or enforceability of any of the Operative Agreements. No Default or Event of Default has occurred and is continuing.

                 (g) Use of Proceeds. The proceeds of the Loans shall be applied by the Owner Trustee solely to make Project Loans to Lessors or to Agree SPCs.

                 (h) Chief Place of Business. The Owner Trustee's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are located at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

                 (i) Federal Reserve Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. If requested by any Lender or the Agent, the Owner Trustee will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G- 1 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

                 (j) Investment Company Act. The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

                 7.3. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the other parties hereto that:

                 (a) Organization and Qualification. The Company and each of its Subsidiaries is a corporation or partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company and each of its Subsidiaries has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. The Company and each of its Subsidiaries is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 7.03(a) and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                 (b) Capitalization and Ownership. All of the issued and outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any shares of capital stock of the Company except any options, warrants or other rights issued pursuant to stock purchase or option programs established by the Board of Directors of the Company for the benefit of any of its employees, officers or directors or as indicated on Schedule 7.03(b).

                 (c) Subsidiaries. Schedule 7.03(c) states the name of each of the Company's Subsidiaries, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation and its outstanding partnership interests (the "Partnership Interests") if it is a partnership. The Company and each of its Subsidiaries has good and marketable title to all of the Subsidiary Shares and Partnership Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares and Partnership Interests have been validly issued and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares or Partnership Interests except as indicated on Schedule 7.03(c)
               .

                 (d) Power and Authority. The Company and the other Guarantors have full power to enter into, execute, deliver and carry out this Agreement and the other Operative Agreements to which they are a party and to perform their respective Obligations under the Operative Agreements to which they are a party and all such actions have been duly authorized by all necessary proceedings on its part (including any required consent or authorization of stockholders).

                 (e) Validity and Binding Effect. This Agreement has been duly and validly executed and delivered by each of the Lessees, and each of the other Operative Agreements which any Guarantor is required to execute and deliver on or after the Effective Date will have been duly executed and delivered by such Guarantor on the required date of delivery of such Operative Agreement. This Agreement and each of the other Operative Agreements constitutes or will constitute the legal, valid and binding obligation of each Guarantor which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Guarantor in accordance with its terms, except to the extent that enforceability of any of such Operative Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                 (f) No Conflict. Neither the execution and delivery of this Agreement or the other Operative Agreement by any Guarantor nor the consummation of the transactions herein or therein contemplated nor the compliance with the terms and provisions hereof or thereof will conflict with, constitute a default under or result in any breach of
         (i) the terms and conditions of the certificate of incorporation, by-laws or other organizational documents of any Guarantor or (ii) any Legal Requirement or any agreement or instrument or order, writ, judgment, injunction or decree to which any Guarantor is a party or by which it or any of its properties may be subject or bound, or result in the creation or enforcement of any

         Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Guarantor.

                 (g) Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Lessee, threatened against the Company or any of its Subsidiaries at law or equity before any Governmental Authority or arbitrator which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. None of the Lessees or any of their Subsidiaries is in violation of any order, writ, injunction or any decree of any Governmental Authority which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                 (h) Title to Properties. The real property owned or leased by the Company and its Subsidiaries is described on Schedule 7.03(h) . The Company and its Subsidiaries have good and marketable title to or valid leasehold interests in all properties and other rights which they purport to own or lease or which are reflected as owned or leased on their books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases, except to the extent that the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. All leases of property of the Company and its Subsidiaries are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

                 (i) Financial Statements. (i) Historical Statements. The Company has delivered to each of the Lenders copies of its audited consolidated year-end financial statements for and as of the end of the Fiscal Year ended January 26, 1997 (the " Annual Statements"). In addition, the Company has delivered to each of the Lenders copies of its unaudited consolidated interim financial statements for the Fiscal Quarter ended July 27, 1997 (the " Interim Statements") (the Annual Statements and the Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Company' management, are correct and complete and fairly represent the consolidated financial condition of the Company and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied (except as disclosed in such financial statements), subject (in the case of the Interim Statements) to normal year end audit adjustments.

                 (ii) Financial Projections. The Company has delivered to each of the Lenders financial projections of the Company and its Subsidiaries for the period from January 27, 1997 through January 26, 2003, derived from various assumptions of the Company's management. There has been no material adverse change to the Company's balance sheet since the latest fiscal quarter referenced in Section 7.03(i)(i) above.

                 (iii) Absence of Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the audited year-end financial statements delivered to the Lenders pursuant to subsection (i) above or in the notes thereto, other than as incurred in the ordinary course of business after the date of such statements. Except as disclosed therein or on the Schedules hereto, there are no unrealized or anticipated losses from any commitments of the Company or any Subsidiary of the Company which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the audited year-end financial statements delivered to the Lenders pursuant to subsection
         (i) above, no circumstances or events have occurred which could reasonably be expected to have a Material Adverse Effect.

                 (j)      Use of Proceeds; Margin Stock; Section 20
         Subsidiaries.

                          (i) the proceeds of the Loans will be used in accordance with Section 7.02(g);

                          (ii)    neither the Company nor any of its
         Subsidiaries engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been used, immediately, incidentally or ultimately, to purchase or carry any margin stock (other than common stock of the Company repurchased in accordance with Section
         12.05 of the Guarantee) or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. Neither the Company nor any of its Subsidiaries holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of the Company or any of its Subsidiaries are or will be represented by margin stock; and

                          (iii) the Borrower does not intend to use any portion of the proceeds of the Loans, directly or indirectly (i) knowingly to purchase any Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or
         (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by as Section 20 Subsidiary and issued by or for the benefit of Borrower or any Affiliate of the Borrower.

                 (k) Full Disclosure. On the Effective Date, neither this Agreement nor any other Operative Agreement, nor any certificate, statement, agreement or other documents furnished to the Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. On the Effective Date, there is no fact known to any Guarantor which could reasonably be expected to have a Material Adverse Effect and which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Lenders prior to or on the Effective Date in connection with the transactions contemplated hereby.

                 (l) Taxes. All federal, state, local and other tax returns required to have been filed with respect to the Company and each of its Subsidiaries have been filed and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of the Company and its Subsidiaries for any period. No tax liens have been filed and no claims are pending or, to the knowledge of the Guarantors, threatened with respect to taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any taxes or other governmental charges are maintained in accordance with GAAP. Except as disclosed on Schedule 7.03(1), there are no agreements or other arrangements with any Person whereby the Company or any of its Subsidiaries has any obligation to such Person in respect of the payment of any taxes or other governmental charges. For purposes of this Section, the Guarantor make no representations with respect to
         (i) any tax returns filed by Kmart, (ii) the payment of any fees, assessments or other governmental charges which have or may become due pursuant to said returns by Kmart or assessments received by Kmart and
         (iii) any agreements or waivers extending the statutory period of limitations applicable to any said returns of Kmart.

                 (m) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with any Governmental Authority or any other Person is required by Law or any agreement in connection with the execution and delivery of this Agreement and the other Operative Agreements by any Guarantor, the consummation of the transactions herein and therein contemplated and the compliance with the terms and provisions hereof and thereof, except as listed on Schedule 7.03(m), all of which shall have been obtained or made on or prior to the Effective Date except as otherwise indicated on Schedule 7.03(m)

                 (n) No Event of Default; Compliance with Instruments. No Event of Default or Default has occurred and is continuing. Neither the Company nor any of its Subsidiaries is in violation of (i) any term of its certificate of incorporation, by-laws, or other organizational documents or (ii) any agreement or instrument or order, writ, judgment, injunction or decree to which it is a party or by which it or any of its properties may be subject or bound where such violation individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                 (o) Patents, Trademarks, Copyrights, Licenses, Etc., The Company and each of its Subsidiaries owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by the Company or such Subsidiary, without known conflict with the rights of others.

                 (p) Insurance. Schedule 7.03(p) describes all insurance policies and other bonds to which the Company or any of its Subsidiaries is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Company and each of its Subsidiaries in accordance with prudent business practice in the industry of the Company and its Subsidiaries.

                 (q) Compliance with Laws. The Company and its Subsidiaries are in compliance in all respects with all applicable Laws in all jurisdictions in which the Company or any of its Subsidiaries is presently or will be doing business except where the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                 (r) Material Contracts. All contracts which are material to the business operations of the Company and its Subsidiaries are valid, binding and enforceable upon the Company and each such Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Guarantors' knowledge, with respect to parties other than the Company or its Subsidiaries.

                 (s) Investment Companies. Neither the Company nor any of its Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and none of them shall become such an "investment company" or under such "control."

                 (t) Plans and Benefit Arrangements. Except as set forth on Schedule 7.03(t):

                               (1)         The Company and each of its
                 Subsidiaries is in compliance in all material respects with any applicable provisions of ERISA with respect to all Employee Benefit Plans. There has been no Prohibited Transaction with respect to any Employee Benefit Plan that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                               (2) Neither the Company nor any of its Subsidiaries maintains or contributes to any Plan, Multiemployer Plan or Multiple Employer Plan.

                               (3)         To the extent that any Employee
                 Benefit Plan is insured, the Company and all of its Subsidiaries have paid when due all premiums required to be paid for all periods except where the failure to make such payment individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. To the extent that any Employee Benefit Plan is funded other than with insurance, the Company and all of its Subsidiaries have made when due all contributions required to be paid for all periods except where the failure to make such contribution individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                               (4) All Employee Benefit Plans have been administered in accordance with their terms and applicable Legal Requirements except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                               (5) Neither the Company nor any of its Subsidiaries maintains or contributes to or otherwise has any liability under any Employee Benefit Plan under which benefits are provided to former employees of the Company or any of its Subsidiaries.

                               (6) No claims or lawsuits are pending or, to the knowledge of the Guarantors, threatened with respect to any Employee Benefit Plan, other than normal claims for benefits.

                               (7) As of the Effective Date neither the Company nor any member of the ERISA Affiliate maintains, sponsors or contributes to any Plan, Multiemployer Plan or Multiple Employer Plan.

                 (u) Employment Matters. The Company and each Subsidiary of the Company is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Guarantors which, in any case, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                 (v)      Environmental Matters.  Except as disclosed on
         Schedule 7.03(v):

                               (1)         Neither the Company nor any
                 Subsidiary of the Company has received any Environmental Complaint from any Governmental Authority or private Person alleging that it or any prior or subsequent owner of its property is a potentially responsible party under CERCLA and none of the Guarantors has any reason to believe that such an Environmental Complaint might be received. There are no pending or, to the Guarantors' knowledge, threatened Environmental Complaints relating to the Company or any Subsidiary of the Company or, to the Guarantors' knowledge, any prior or subsequent owner of their property pertaining to, or arising out of, any Environmental Violations.

                               (2) Except for conditions, violations or failures which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, there are no circumstances at, on or under the Company's and its Subsidiaries' property that constitute a breach of or noncompliance with any of the Environmental Laws, and there are no past or present Environmental Violations at, on or under such property or, to the Guarantors' knowledge, at, on or under adjacent property, that prevent compliance with the Environmental Laws at such property or that otherwise would require that any removal, remediation or other corrective action or cleanup be taken with respect to such property or any adjacent property.

                               (3) Neither the property of the Company and its Subsidiaries nor any structures, improvements, equipment, fixtures, activities or facilities thereon or thereunder contain or use Hazardous Substances except in compliance with Environmental Laws or under circumstances where any failure to comply with Environmental Laws could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. There are no processes, facilities, operations, equipment or any other activities at, on or under such property, or, to the Guarantors' knowledge, at, on or under adjacent property, that have resulted or are currently resulting in the release or threatened release of Hazardous Substances onto such property, except to the extent that such releases or threatened releases are not a breach of or otherwise not a violation of the Environmental Laws, and except where such releases or threatened releases individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                               (4)         There are no aboveground storage
                 tanks, underground storage tanks or underground piping associated with such tanks, used for the management of Hazardous Substances at, on or under the property of the Company and its Subsidiaries that (a) do not have a full operational secondary containment system in place, and (b) are not otherwise in compliance with all Environmental Laws.
                 There are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Hazardous Substances at, on or under such property that have not either been closed in place in accordance with Environmental Laws or removed in compliance with all applicable Environmental Laws and no contamination associated with the use of such tanks exists on such property.

                               (5) The Company and each Subsidiary of the Company has obtained all permits, licenses, authorizations, plans and approvals necessary under the Environmental Laws for the conduct of its business as presently conducted except where the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary of the Company has submitted all notices, reports and other filings required by the

                 Environmental Laws to be submitted to a Governmental Authority which pertain to past and current operations on their property except where the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                               (6)         Except for violations which
                 individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, all past and present on-site generation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Hazardous Substances at, on, or under the property of the Company and its Subsidiaries and all off-site transportation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Hazardous Substances has been done in accordance with the Environmental Laws.

                 (w) Senior Debt Status. The Obligations of the Company under this Agreement and the Guarantors under each of the other Operative Agreements to which they are a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Person except Indebtedness of such Guarantor to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Guarantor or Subsidiary of any Guarantor which secures indebtedness or other obligations of any Person except for Permitted Liens.

                 (x) Lease. Upon the execution and delivery of each Lease, (i) each Lessee will have unconditionally accepted the Property subject to such Lease, (ii) no offset will exist with respect to any Project Loan Basic Rent or other sums payable under such Lease (other than Developer Basic Rent or Developer Equity pursuant to Section 24.01(b) of each Lease) and (iii) no Basic Rent or Supplemental Rent under any Lease will have been prepaid.

                 7.4. Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules attached to the Guaranty become outdated or incorrect in any material respect, the Company shall promptly provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided that, except for the amendment of Schedule II to the Credit Agreement as contemplated by, or pursuant to, Sections 2.09 and 12.08(a) of the Credit Agreement, no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Lenders, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.


                                 ARTICLE VIII.
                REPRESENTATIONS AND WARRANTIES ON FUNDING DATES

                 8.1. Representations and Warranties on Property Closing Dates. The Company hereby represents and warrants as of each Property Closing Date (except to the extent such representations and warranties expressly relate to an earlier date) as follows:

                 (a) Representations and Warranties. The representations and warranties of the Lessees set forth in the Operative Agreements are true and correct in all material respects. The Lessees are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default by any of the Lessees under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Loans requested by the Requisition on such Property Closing Date.

                 (b) Authorization by the Lessees. The execution and delivery of each Lease, each Memorandum of Lease and Consent to the Assignment of Lease delivered by the applicable Lessee on such Property Closing Date and the performance of the obligations of the applicable Lessee under each such Lease, each Memorandum of Lease and each such Consent to Assignment of Lease has been duly authorized by all requisite corporate action of the applicable Lessee.

                 (c) Execution and Delivery by the Lessees. Each Lease, each Memorandum of Lease and each Consent to Assignment delivered on such Property Closing Date by the Lessee has been duly executed and delivered by the applicable Lessee.

                 (d) Valid and Binding Obligations. Each Lease, each Memorandum of Lease and each Consent to Assignment of Lease delivered by the relevant Lessee on such Property Closing Date is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                 (e) Recording of Documents. Each of the Deed or Memorandum of Ground Lease, the Lease, the Memorandum of Lease, the Assignment of Lease, the Reassignment of Leases and the Mortgage delivered on such Property Closing Date will be recorded with the appropriate Governmental Authorities in the order set forth in this paragraph, and the UCC Financing Statements with respect to the Property being acquired will be filed with the appropriate Governmental Authorities, and upon such recording or filing, the Assignment of Lease, Reassignment of Leases, the UCC Financing Statements and the Mortgage will constitute valid and perfected first priority security interests in the applicable collateral.

                 (f) Flood Zone. No portion of any Property being acquired by any Lessor on such Property Closing Date is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 15.02(b) of each Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

                 (g) Insurance Coverage. The applicable Lessee or Developer has obtained insurance coverage for each Property being acquired by any Lessor on such Property Closing Date which meet the requirements of Article XV of each Lease and all of such coverage is in full force and effect.

                 (h) Legal Requirements. Each Property being acquired by a Lessor on such Property Closing Date (i) complies in all respects with all Legal Requirements (including, without limitation, all zoning and land use laws and Environmental Laws); or (ii) does not comply with certain state and local land use, zoning and related legal requirements (other than Environmental Laws) which have been identified in writing to the Agent and which the Agent has deemed immaterial.

                 (i) Consents, etc. All consents, licenses and building permits required by all Legal Requirements for construction, completion, occupancy and operation of each Property being acquired on such Property Closing Date (i) have been obtained and are in full force and effect; or (ii) have not been obtained (such consents, licenses and building permits having been identified in writing to the Agent and which the Agent has deemed immaterial).

                 (j) Utilities. All utility services and facilities necessary for the construction of the Improvements existing, or to be constructed, on each Property being acquired on such Property Closing Date (including, without limitation, gas, electrical, water and sewage services and facilities) are available at the boundaries of each such Property.

                 8.2. Representations and Warranties Upon Initial Construction Advances. The Lessees hereby represent and warrant as of each date on which an Initial Construction Advance is made (except to the extent such representations and warranties expressly relate to an earlier date) as follows:

                 (a) Representations and Warranties. The representations and warranties of the Lessees set forth in the Operative Agreements are true and correct in all material respects. The Lessees are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default by any of the Lessees under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Loans requested by the Requisition on such date.

                 (b) Projected Budget. The cost of construction of the Improvements on each Property shall not exceed an amount equal to one hundred fifty percent (150%) of the amount reflected in the initial Construction Budget delivered on the Property Closing Date.

                 (c) Security for the Advance. The related Project Loan (which is not an Agree Project Loan) is secured by the Lien of the Mortgage, and there have been no Liens placed against the applicable Property since the recordation of the Mortgage other than Permitted Liens.

                 8.3. Representations and Warranties Upon the Date of Each Construction Advance that is not an Initial Construction Advance. The Lessees hereby represent and warrant as of each date on which a Construction Advance is made (except to the extent such representations and warranties expressly relate to an earlier date), when such advance is not an Initial Construction Advance, as follows:

                 (a) Representations and Warranties. The representations and warranties of the Lessees set forth in the Operative Agreements (including the representations and warranties set forth in Section 8.02) are true and correct in all material respects. The Lessees are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default by any of the Lessees under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Loans requested by the Requisition on such date on which a Construction Advance is made.

                 (b) Security for the Advance. The related Project Loan is secured by the Lien of the Mortgage, and there have been no Liens placed against the applicable Property since the recordation of the Mortgage other than Permitted Liens.


                                  ARTICLE IX.
                          PAYMENT OF FEES AND EXPENSES

                 9.01. Transaction Expenses. (a) The Lessees agree, for the benefit of the Investor, the Trust Company, the Owner Trustee, the Agents and the Lenders, to pay, or cause to be paid, on the Effective Date all reasonable fees, expenses and disbursements of the Trust Company's and the Agents' counsel and (ii) the Agents, to the terms and conditions of the Fee Letters) in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Effective Date, including all Transaction Expenses, and all other reasonable expenses in connection with such Effective Date, including, without limitation, all expenses relating to all fees, taxes and expenses for the recording, registration and filing of documents.

                 (b) The Lessees agree, for the benefit of the Investor, the Trust Company, the Owner Trustee, the Agents and the Lenders to pay, or cause to be paid, on each Property Closing Date all reasonable fees, expenses and disbursements of each of the Trust Company's and the Real Estate Administrative Agent's counsel and the Administrative Agent's counsel in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Property Closing Date, including, without limitation, all fees, taxes and expenses for the recording, registration and filing of documents.

                 9.02. Brokers' Fees and Stamp Taxes. The Lessees agree, for the benefit of the Investor, the Trust Company, the Owner Trustee, the Agents and the Lenders to pay or cause to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements; provided that the foregoing shall not preclude any contribution for such charges by the Lessors.

                 9.03. Certain Fees and Expenses. (a) The Lessees agree, for the benefit of the Investor, the Trust Company, the Owner Trustee, the Agents and the Lenders to pay or cause to be paid (i) the initial and annual Trust Company's fee and the initial and annual fee of Lord Securities Corporation, as manager of the Investor pursuant to a management agreement between the Investor and Lord Securities Corporation which has been delivered to the Lessees and all expenses of the Trust Company and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor owner trustee, for acting as Owner Trustee, (ii) all costs and expenses incurred by the Lessees, the Agents, the Investor or the Trust Company in entering into any future amendments or supplements with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto and (iii) all costs and expenses incurred by the Agents, the Lenders, the Owner Trustee or the Trust Company in connection with any purchase of any Property by the Lessees pursuant to any Lease.

                 9.04. Credit Agreement, Project Loan Agreement and Related Obligations. (a) The Lessees agree, for the benefit of the Investor, the Trust Company, the Owner Trustee, the Agents and the Lenders to pay, on or before the due date thereof, all costs, expenses and other amounts (other than principal and interest on the Loans and the Project Loans, but including breakage costs, interest on overdue amounts and all costs payable pursuant to Sections 5.06 and
12.05 of the Credit Agreement, Section 3.04 of each Project Loan Agreement or otherwise) required to be paid by the Owner Trustee under the Operative Agreements to which it is a party.

                 (b) The Lessees agree, for the benefit of the Owner Trustee, to pay the Administrative Agent and the Real Estate Administrative Agent annual administrative fees for services as agent under the Credit Agreement in the amount agreed upon by the Administrative Agent and the Lessees in the Fee Letter, payable in advance on the Effective Date and on each anniversary of the such date prior to the Maturity Date.

                 9.05. Fees. The Lessees agree to pay to the Administrative Agent for the account of each Lender, on the due date thereof, the Facility Fee as set forth in the Credit Agreement.


                                   ARTICLE X.
                         OTHER COVENANTS AND AGREEMENTS

                 10.01. Cooperation with the Lessees. The Owner Trustee, the Investor and the Agents shall, to the extent reasonably requested by the Lessees (but without assuming additional liabilities on account thereof), at the Lessees' sole cost and expense, cooperate with the Lessees in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Lessees, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessees may reasonably request in order to perform such covenants.

                 10.02. Covenants of the Owner Trustee and the Investor. Each of the parties hereby agree that so long as this Agreement is in effect:

                 (a) Discharge of Liens. Each of the Investor and the Owner Trustee (both in its individual capacity and as Owner Trustee) will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Liens on the Trust Estate attributable to it or any of its Affiliates; provided, however, that the Owner Trustee shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent or the Trust Estate.

                 (b) Trust Agreement. Without prejudice to any right under the Trust Agreement of the Trust Company to resign, or the Investor's right under the Trust Agreement to remove the institution acting as owner trustee, the Investor hereby agrees with the Lessees and the Agents (i) not to terminate or revoke the trust created by the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party, (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party and (iv) not to remove the Trust Company as Owner Trustee.

                 (c) Successor Trust Company. The Trust Company or any successor may resign as Owner Trustee, a successor Owner Trustee may be appointed, and a corporation may become the Owner Trustee under the Trust Agreement, only with the consent of the Lessees and the Agents which consent shall not be unreasonably withheld or delayed.

                 (d) Indebtedness; Other Business. Neither the Owner Trustee, in its capacity as Owner Trustee and not in its individual capacity, nor the Investor shall contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Agreements.

                 (e) No Violation. The Investor will not instruct the Owner Trustee or the Trust Company to take any action in violation of the terms of any Operative Agreement.

                 (f)      No Voluntary Bankruptcy.   Neither the Owner Trustee
nor the Investor shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors; and neither the Investor nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

                 (g) Change of Chief Place of Business. The Owner Trustee and the Investor shall give prompt notice to the Lessees and the Administrative Agent if the Owner Trustee's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Properties are kept, shall cease to be located at the location described in Section 7.02, or if it shall change its name, identity or corporate structure.

                 (h) Operative Agreements. Neither the Owner Trustee nor the Investor shall consent to or permit, and the Investor shall not take any action for the purpose of permitting the Owner Trustee to consent to or permit, any amendment, supplement or other modification of the terms and provisions of the Operative Agreements, in each case without the prior written consent of the Lessees and the Agents.

                 10.03. Modifications Approved by Real Estate Administrative Agent. The Real Estate Administrative Agent shall have the authority, without obtaining the consent of the Lenders, to agree with the Lessees to make modifications to the forms of Lease and Project Loan Documents or modifications to the structure of a Project Loan, if, in the reasonable judgment of the Real Estate Administrative Agent, such modifications do not materially adversely effect the rights or remedies of the Lenders, taken as a whole, with respect to such Project Loan. No such modifications shall have the effect of (a) extending the Maturity Date of any Project Loan, (b) decreasing the Rent under a Lease or the Interest Rate under a Project Loan Note, (c) releasing any Lessee or Lessor from its obligations under a Lease or Project Loan Document or releasing any collateral, without the consent of each Lender affected thereby, or (d) waiving in any material respect the guidelines set forth in Exhibit H.


                                  ARTICLE XI.
               CREDIT AGREEMENT AND PROJECT LOAN AGREEMENT RIGHTS

                 11.01. Lessee's Credit Agreement Rights. Notwithstanding anything to the contrary contained in the Credit Agreement, the Agents, the Lessees, the Investor and the Owner Trustee hereby agree that, unless and until a Lease Default or a Lease Event of Default shall have occurred and be continuing, the applicable Lessee, as agent on behalf of the Owner Trustee, shall have the right to make all decisions on behalf of the Owner Trustee under the Credit Agreement.

                 11.02.   Lessee's Project Loan Agreement Rights.
Notwithstanding anything to the contrary contained in any Project Loan Agreement, the Agents and the Owner Trustee hereby agree that, unless and until a Lease Default or a Lease Event of Default shall have occurred and be continuing, the applicable Lessee, (a) shall have the right to waive the provisions of each of the Project Loan Agreements listed on Schedule 11.02 and
(b) shall have the right to make all requests for Project Loan Advances on behalf of each Lessor.

                 11.03. Lessee's Operative Agreement Rights. Each of the parties hereto agree that, unless and until a Lease Default or a Lease Event of Default shall have occurred and be continuing, it will not enter into any amendments or modifications of any of the Operative Agreements without the prior written consent of the Company and otherwise as permitted by under the Operative Agreements.

                 11.04.   Agent's Project Loan Agreement Rights.
Notwithstanding anything to the contrary contained in any Project Loan Agreement or Agree Project Loan Agreement, the Agents, the Lessees, the Investor and the Owner Trustee hereby agree that the Real Estate Administrative Agent, as agent on behalf of the Owner Trustee, shall have the right to make all decisions, receive all payments and take all actions on behalf of the Owner Trustee under each Project Loan Agreement.


                                  ARTICLE XII.
                              TRANSFER OF INTEREST

                 12.01. Restrictions on Transfer. The Investor may not, directly or indirectly, assign, convey or otherwise transfer any of its right, title or interest in or to the Trust Estate or the Trust Agreement nor shall there be any change in Control of the Investor without the consent of the Agent and the Lessees. Any transfer by the Investor as above provided, shall only be effected pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, the Owner Trustee, the Lessees and their respective counsel.

                 12.02. Effect of Transfer. From and after any transfer effected in accordance with this Article XII, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer. Notwithstanding any transfer of all or a portion of the Investor's interest as provided in this Article XII, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including, without limitation, rights to indemnification under any such document.


                                 ARTICLE XIII.
                                INDEMNIFICATION

                 13.01. General Indemnity. The Lessees, jointly and severally, whether or not any of the transactions contemplated hereby shall be consummated, hereby assume liability for and agree to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person (other than to the extent such Claims arise from the gross negligence, willful misconduct or willful breach of such Indemnified Person) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, any Lease or any other Operative Agreement or on or with respect to any Property or Improvements, including, without limitation, Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of a Property or any part thereof; (b) any latent or other defects in any property whether or not discoverable by an Indemnified Person or the Lessees; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to any Property, any Lease, any Development Agency Agreement or the Lessees; (d) the Operative

Agreements, or any transaction contemplated thereby; (e) any breach by any of the Lessees of any of their representations or warranties under the Operative Agreements or failure by any of the Lessees to perform or observe any covenant or agreement to be performed by them under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; and (g) personal injury, death or property damage, including Claims based on strict liability in tort; but excluding (i) Claims (except Claims against the Trust Company) to the extent such Claims arise solely out of events occurring after the expiration of the Terms of all Leases and after a Lessee's discharge of all its obligations under the Operative Agreements or (ii) any Taxes including any Claim (or any portion of a Claim) made upon an Indemnified Person by a third party that at its origin is based upon a Tax (other than amounts necessary to make any payments hereunder on an After Tax Basis, where the Lessees are otherwise specifically required to make such payments on an After Tax Basis). The Lessees shall be entitled to control, and shall assume full responsibility for the defense of any Claim; provided, however, that the Owner Trustee and the Trust Company, the Agents and the Investor named in such Claim, may each retain separate counsel at the expense of the Lessees; provided, further, that such parties shall use reasonable efforts to share counsel to the extent practicable and minimize the fees of counsel being reimbursed hereunder. The Lessees and each Indemnified Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnified Person shall not be a condition to the Lessees' obligations under this Section 13.01, except to the extent failure to give such notice prejudices such Lessee's rights hereunder. After an Indemnified Person has been fully indemnified for a Claim pursuant to this Section 13.01, and so long as no Event of Default under any Lease shall have occurred and be continuing, the Lessees shall be subrogated to any right of such Indemnified Person (except against another Indemnified Person) with respect to such Claim.

                 13.02. General Tax Indemnity. (a) Indemnification. The Lessees shall pay and assume liability for, and hereby agree to indemnify, protect and defend each Property and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis. Each Tax Indemnitee agrees to use good-faith efforts (but not including increasing liability for Taxes not indemnifiable hereunder) to minimize the amount of Taxes indemnifiable by the Lessees during any taxable year; provided that this sentence shall not be construed to limit or impair any right of the Owner Trustee set forth in the Operative Agreements. Each Tax Indemnitee further agrees to comply with recommendations made by the Lessees regarding techniques to minimize Taxes indemnifiable hereunder, provided that (i) the Lessees agree to make payments to (or otherwise indemnify) such Tax Indemnitee against any cost or expense arising from instituting the Lessees' recommendations and (ii) such Tax Indemnitee determines in its sole discretion that such recommendations will not have an adverse impact on such Tax Indemnitee.

                 (b) Refunds. Provided that no Default or Event of Default has occurred and is continuing, if any Tax Indemnitee obtains a refund or a reduction in a liability (but only if such reduction relates to a Tax not otherwise indemnifiable hereunder and has not been taken into account in determining the amount of a payment on an After Tax Basis) as a result of any Imposition paid or reimbursed by the Lessees (in whole or in part), such Tax Indemnitee shall promptly pay to the Lessees the lesser of (x) the amount of such refund or reduction in liability and (y) the amount previously so paid or advanced by the Lessees, in each case net of reasonable expenses not already paid or reimbursed by the Lessees.

                 (c) Payments. (i) Subject to the terms of Section 13.02(g), the Lessees shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and the Lessees shall at their own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

                 (ii) In the case of Impositions for which no contest is conducted pursuant to Section 13.02(g) and which the Lessees pay directly to the taxing authorities, the Lessees shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessees reimburse a Tax Indemnitee, the Lessees shall do so within twenty (20) days after receipt by the Lessees of demand by such Tax Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessees be required to pay such reimbursement prior to thirty (30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 13.02(g), the Lessees shall pay such Impositions or reimburse such Tax Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 13.02(g).

                 (iii) Impositions imposed with respect to a Property for a billing period during which a Lease expires or terminates with respect to such Property (unless the applicable Lessee has exercised the Purchase Option with respect to such Property) shall be adjusted and prorated on a daily basis between the applicable Lessee and the applicable Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

                 (iv) At the Lessees' request, the amount of any indemnification payment by the Lessees pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessees and the Tax Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by the Lessees unless such verification shall result in an adjustment in the Lessees' favor of 5% or more of the payment as computed by the Tax Indemnitee, in which case such fee shall be paid by the Tax Indemnitee.

                 (d) Reports and Returns. (i) The Lessees shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessees under or arising out of Section 13.02(a) and of which the Lessees have knowledge or should have knowledge, the Lessees, at their sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies the Lessees that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessees under or arising out of Section 13.02(a), provide such Tax Indemnitee at the Lessees' expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessees under or arising out of subsection (a). Such Tax Indemnitee shall, upon the Lessees' request and at the Lessees' expense, provide any data maintained by such Tax Indemnitee (and not otherwise within the control of the Lessees) with respect to each Property which the Lessees may reasonably require to prepare any required tax returns or reports;

                 (e) Income Inclusions. If as a result of the payment or reimbursement by the Lessees of any expenses of the Owner Trustee or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Agreements, the Owner Trustee, the Investor or any of their respective Affiliates, shall suffer a net increase in any federal, state or local income tax liability, the Lessees shall indemnify the Owner Trustee, the Investor or their Affiliates (without duplication of any indemnification required by Section 13.02(a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by the Owner Trustee, or the Investor or such Affiliate, in respect thereof, as well as any interest, penalties and additions to tax payable by the Owner Trustee, the Investor or such Affiliate, in respect thereof;

                 (f) Withholding Taxes. As between the Lessees and the Owner Trustee, the Lessees shall be responsible for, and the Lessees shall indemnify and hold harmless the Owner Trustee (without duplication of any indemnification required by Section 13.02(a)) on an After Tax Basis against, any obligation for United States withholding taxes imposed in respect of the interest payable on the Notes to the extent, but only to the extent, the Owner Trustee has actually paid funds to a taxing authority with respect to such withholding taxes (and, if the Owner Trustee receives a demand for such payment from any taxing authority, the Lessees shall discharge such demand on behalf of the Owner Trustee);

                 (g) Contests of Impositions. (i) If a written claim is made against any Impositions Indemnitee or if any proceeding shall be commenced against such Impositions Indemnitee (including a written notice of such proceeding), for any Impositions, such Impositions Indemnitee shall promptly notify the Lessees in writing and shall not take action with respect to such claim or proceeding without the consent of the Lessees for thirty (30) days after the receipt of such notice by the Lessees; provided, however, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Impositions Indemnitee shall, in such notice to the Lessees, inform the Lessees, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessees before the termination of such shorter period; provided, further, that the failure of such Impositions Indemnitee to give the notices referred to this sentence shall not diminish the Lessees' obligation hereunder except to the extent such failure precludes the Lessees from contesting all or part of such claim.

                 (ii) If, within thirty (30) days of receipt of such notice from the Impositions Indemnitee (or such shorter period as the Impositions Indemnitee is required by law or regulation for the Impositions Indemnitee to commence such contest), the Lessees shall request in writing that such Impositions Indemnitee contest such Imposition, the Impositions Indemnitee shall, at the expense of the Lessees, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Impositions Indemnitee, the Impositions Indemnitee, at the Lessees' request, shall allow the Lessees to conduct and control such contest and (B) in the case of any contest, the Impositions Indemnitee may request the Lessees to conduct and control such contest) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Lessees from time to time.

                 (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non- controlling party reasonably informed as to the conduct of such contest; provided that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Impositions Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Impositions Indemnitee shall waive its rights to any indemnity from the Lessees that otherwise would be payable in respect of such claim (and any future claim by any taxing authority with respect to other taxable periods that are based, in whole or in part, upon the resolution of such claim) and shall pay to the Lessees any amount previously paid or advanced by the Lessees pursuant to this Section 13.02 by way of indemnification or advance for the payment of an Imposition.

                 (iv)     Notwithstanding the foregoing provisions of this
Section 13.02, an Impositions Indemnitee shall not be required to take any action and the Lessees shall not be permitted to contest any Impositions in its own name or that of the Impositions Indemnitee unless (A) the Lessees shall have agreed to pay and shall pay to such Impositions Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Impositions Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) in the case of a claim that must be pursued in the name of an Impositions Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Impositions Indemnitee) for which the Lessees may be liable to pay an indemnity under this Section 13.02 exceeds $1,000,000, (C) the Impositions Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, the Lessees shall provide to the Impositions Indemnitee an interest-free advance in an amount equal to the Imposition that the Impositions Indemnitee is required to pay (with no additional net after-tax cost to such Impositions Indemnitee),
(E) in the case of a claim that must be pursued in the name of an Impositions Indemnitee (or an Affiliate thereof), the Lessees shall have provided to such Impositions Indemnitee an opinion of independent tax counsel selected by the Impositions Indemnitee and reasonably satisfactory to the Lessees stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and
(F) no Event of Default shall have occurred and be continuing. In no event shall an Impositions Indemnitee be required to appeal an adverse judicial determination to the United State Supreme Court. In addition, an Impositions

Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 13.02, unless there shall have been a change in law (or interpretation thereof) and the Impositions Indemnitee shall have received, at the Lessees' expense, an opinion of independent tax counsel selected by the Impositions Indemnitee and reasonably acceptable to the Lessees stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Impositions Indemnitee will prevail in such contest.


                                  ARTICLE XIV.
                                 AGREE PROJECTS

                 14.01. Agree Projects Generally. The Agents and the Lenders agree that from time to time, any Lessee shall be permitted to enter into a transaction for the acquisition and leasing of certain properties with affiliates of The Agree Realty Trust, a Delaware corporation ("Agree") as follows (each, an "Agree Project"): (a) the Lenders will make Loans to the Owner Trustee from time to time as described in this Agreement and in the Credit Agreement, (b) the Guarantors will unconditionally guarantee certain of the obligations of the Owner Trustee to the Lenders, (c) the Owner Trustee will use the proceeds of the Loans solely to make Project Loans (each, an "Agree Project Loan") to special purpose entities, the entire beneficial interest of which entity shall be owned by another special purpose entity controlled by an affiliate of Lord Securities, Inc. and which entity otherwise meets the guidelines and performs the covenants contained in Exhibit H (an "Agree SPC"),
(d) the Agree SPC's will use the proceeds of each Agree Project Loan solely for the purpose of making a capital contribution to a special purpose entity which will be a limited liability company and which otherwise meets all of the requirements of a Lessor under this Agreement and the other Operative Agreements (an "Agree Lessor") who will use such capital contribution solely for the purpose of acquiring, leasing and/or constructing properties to be used by the applicable Lessee as stores or other facilities, (e) the applicable Lessee will unconditionally guarantee to the Owner Trustee the completion of each Property and (f) upon the acquisition of each Property, the applicable Lessee will enter into a Lease with respect to such Property. The aggregate amount of Agree Project Loans may not exceed $75,000,000 without the prior consent of each Lender.

                 14.02. Execution of Lease and Agree Project Loan Documents. On each Property Closing Date with respect to an Agree Project and upon satisfaction of the requirements described in Section 4.01, the Agree Lessor and the applicable Lessee shall promptly execute and deliver a Lease and, with respect to a Construction Project, the Development Agreement with respect to the proposed Property, (a) the Agree SPC and the Owner Trustee shall promptly execute and deliver a Project Loan Agreement in the form of Exhibit B-2 (an "Agree Project Loan Agreement"), and related Project Loan Note, with respect to the proposed Property, (b) with respect to a Construction Project, the Developer and the Agree Lessor shall promptly execute and deliver a Development Agency Agreement with respect to the proposed Property and (c) with respect to a Construction Project, the applicable Lessee shall execute and deliver a Completion Guaranty with respect to the proposed Property.

                 14.03.   Additional Conditions to Making of Agree Project
Loans to Agree SPCs.   The obligations of the Owner Trustee to make an Agree
Project Loan to an Agree SPC on any date are subject to the satisfaction or waiver of the conditions precedent set forth in Section 4.04 as well as the following conditions precedent:

                 (a) Representations and Warranties. The representations and warranties of the Agree SPC and the Agree Lessor contained in the Agree Project Loan Agreement, the Agree LLC Agreement or in any other Operative Agreement or certificate delivered by the Agree SPC or the Agree Lessor shall be true and correct in all material respects.

                 (b) Conditions Precedent in the Agree Project Loan Agreements. The applicable Agree SPC shall have satisfied all of the conditions precedent contained in the applicable Agree Project Loan Agreement for the making of such Agree Project Loan.

                 Upon the satisfaction of the preceding conditions precedent and the conditions precedent contained in Section 4.04., the Owner Trustee shall, subject to the limitation contained in Section 14.01, make an Agree Project Loan to the applicable Agree SPC in the amount of the requested funds.

                 14.04. Additional Conditions to the Lenders' Obligations to Advance funds in connection with the Acquisition of an Agree Property. The obligations of the Lenders to make Loans to the Owner Trustee on any Property Closing Date for the purpose of providing funds to the Owner Trustee necessary to provide Agree Project Loans to an Agree SPC which shall contribute such funds to an Agree Lessor to acquire (for purposes of this Section 14.04, acquisition of a Property shall mean acquisition by purchasing or ground leasing, as applicable) a Property are subject to the satisfaction or waiver of the conditions precedent contained in Section 5.03 as well as the following conditions precedent:

                 (a) Representations and Warranties. The representations and warranties of the Agree SPC and the Agree Lessor contained in the Agree Project Loan Agreement, the Agree LLC Agreement and in any other Operative Agreement or certificate delivered by the Agree SPC or the Agree Lessor shall be true and correct in all material respects.

                 (b) Conditions Precedent contained in the Project Loan Documents. There shall have been delivered to the Real Estate Administrative Agent (with a copy to the Administrative Agent) evidence that all of the conditions precedent to making advances contained in the applicable Agree Project Loan Agreement and other Project Loan Documents relating to the corresponding Agree Project Loan have been satisfied.

                 (c) Delivery of Agree LLC Pledge. The Agree SPC shall have delivered to the Owner Trustee a pledge of all of its right, title and interest in and to the Agree Preferred Return pursuant to the Pledge Agreement in a form satisfactory to the Real Estate Administrative Agent (the " Agree LLC Pledge").

                 (d) Delivery of Agree LLC Agreement. The Real Estate Administrative Agent shall have received the Limited Liability Company Agreement of the applicable Agree Lessor in a form which complies with the requirements for such Agreement as contained in the Agree Project Loan Agreements and is otherwise satisfactory to the Real Estate Administrative Agent (the " Agree LLC Agreement").

                 Upon the satisfaction of the preceding conditions precedent and the conditions precedent contained in Section 5.03., the Owner Trustee shall, subject to the limitation contained in Section 14.01, make an Agree Project Loan to the applicable Agree SPC in the amount of the requested funds.

                 14.05. Additional Conditions to the Lenders' Obligations to Make Construction Advances for the Commencement of Construction on any Agree Property. The obligations of the Lenders to make Loans to the Owner Trustee on any date for the purpose of providing funds to the Owner Trustee in order to make Agree Project Loans to an Agree SPC which shall contribute such funds to an Agree Lessor to make an Initial Construction Advance, are subject to the satisfaction or waiver of the conditions precedent contained in Section 5.04 as well as the following conditions precedent:

                 (a) Representations and Warranties. On such date, the representations and warranties of the Agree SPC contained in the Agree Project Loan Agreement, the Agree LLC Agreement and in any other Operative Agreement or certificate delivered by the Agree SPC or the Agree Lessor shall be true and correct in all material respects.

                 (b) Conditions Precedent contained in the Agree Project Loan Documents. There shall have been delivered to the Real Estate Administrative Agent (with a copy to the Administrative Agent) evidence that all of the conditions precedent to making advances contained in the applicable Agree Project Loan Agreement and other Agree Project Loan Documents relating to the corresponding Agree Project Loan have been satisfied.

                 Upon the satisfaction of the preceding conditions precedent and the conditions precedent contained in Section 5.04., the Owner Trustee shall, subject to the limitation contained in Section 14.01, make an Agree Project Loan to the applicable Agree SPC in the amount of the requested funds.

                 14.06. Additional Conditions to the Lenders' Obligations to Make Construction Advances for the Ongoing Construction on any Agree Property. The obligations of the Lenders to make Loans to the Owner Trustee on any date for the purpose of providing funds to the Owner Trustee in order to make Agree Project Loans to an Agree SPC which shall contribute such funds to an Agree Lessor to make a Construction Advance other than an Initial Construction Advance, are subject to the satisfaction or waiver of the conditions precedent contained in Section 5.05 as well as the following conditions precedent:

                 (a) Representations and Warranties. On such date, the representations and warranties of the Agree SPC and the Agree Lessor contained in the Agree Project Loan Agreement, the Agree LLC Agreement and in any other Operative Agreement or certificate delivered by the Agree SPC or the Agree Lessor shall be true and correct in all material respects.

                 (b) Conditions Precedent contained in the Agree Project Loan Documents. There shall have been delivered to the Real Estate Administrative Agent (with a copy to the Administrative Agent) evidence that all of the conditions precedent to making advances contained in the applicable Agree Project Loan Agreement and other Agree Project Loan Documents relating to the corresponding Agree Project Loan have been satisfied.

                 Upon the satisfaction of the preceding conditions precedent and the conditions precedent contained in Section 5.05., the Owner Trustee shall, subject to the limitation contained in Section 14.01, make an Agree Project Loan to the applicable Agree SPC in the amount of the requested funds.


                                  ARTICLE XV.
                                 MISCELLANEOUS

                 15.01. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements and the parties' obligations thereunder, shall survive the execution and delivery of this Agreement, the transfer of any Property to a Lessor, the construction of any Improvements, any disposition of any interest of a Lessor in any Property or any Improvements or any interest of the Investor in the Trust Estate, the payment of the Notes and the Project Loan Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

                 15.02. No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

                 15.03. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service or by hand and any such notice shall become effective five (5) Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one (1) Business Day after delivery to a nationally recognized courier service specifying overnight delivery or, if delivered by hand, when received, and shall be directed to the address of such Person as indicated:

If to the Lessees, to them at:

        Borders, Inc.
        311 Maynard Street
        Ann Arbor, Michigan
        Attention:  Edward W. Wilhelm
        Telecopy: (313) 913-2324


If to the Owner Trustee, to it at:

        Wilmington Trust Company
        Rodney Square North
        1100 North Market Street
        Wilmington, Delaware  19890
        Attn:  Corporate Trust Department
        Telecopy: (302) 651-8882

If to the Investor, to it at:

        c/o Lord Securities
        Two Wall Street
        New York, New York  10005
        Attention: Paul Sorenson
        Telecopy:  (212) 346-9012

If to the Administrative Agent, to it at:

        PNC Bank, National Association
        One PNC Plaza, 4th Floor Annex
        5th Avenue & Wood Street
        Pittsburgh, Pennsylvania 15265
        Attention: Multi-Bank Loan Administration - Arlene Ohler
        Telecopy:  (412) 762-8672

If to the Real Estate Administrative Agent, to it at:

        Bankers Trust Company
        280 Park Avenue
        New York, New York 10017
        Attention:  Jeffrey Baevsky
        Telecopy: (212) 454-1733

         If to any of the Lenders, to them at the addresses specified in
Section 12.02 of the Credit Agreement.

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

                 15.04. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                 15.05. Amendments and Termination. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought; provided that, in the case of the Lenders or the Agents, the action or direction of the Required Lenders shall control, except as otherwise provided in Section 12.01 of the Credit Agreement or Section 10.03 hereof. This Agreement may be terminated by an agreement signed in writing by the Owner Trustee, the Investor, the Lessees, the Agents and the Lenders.

                 15.06. Table of Contents and Headings, etc. The table of contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                 15.07. Parties in Interest. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

                 15.08. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                 15.09. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 15.10. Liability Limited. The Lessees and the Investor each acknowledge and agree that the Trust Company is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

                 15.11. Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessees, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessees, at their own expense and without need of any prior request from the any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if the Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

                 15.12. Recordkeeping. (a) On each date on which a Project Loan is funded or prepaid, the Company shall notify the Real Estate Administrative Agent and the Administrative Agent of the amount of such increase or decrease and the identity of the affected Property, (b) on each Completion Date, the Company shall notify the Real Estate Administrative Agent and the Administrative Agent of the Completion of the Improvements, identify the Property on which such Improvements are located and the amount of the Project Loan with respect to such Property (c) on each Property Closing Date, the Company shall notify the Real Estate Administrative Agent and the Administrative Agent of the Modified Tranche A Percentage and the Modified Tranche B Percentage with respect to each affected Property and (d) on each Test Date (as defined in the definition of Weighted Average Maximum Residual Guarantee Amount) the Company shall notify the Real Estate Administrative Agent and the Administrative Agent of the Weighted Average Maximum Residual Guarantee Amount as of each Determination Date (as defined in said definition). The parties acknowledge that as of the Effective Date, the outstanding amount of Tranche A Loans is $125,313,572.46 and Tranche B Loans is $6,855,014.87.

                 15.13. Confidentiality. The Agents and the Lenders each agree to keep confidential all information obtained from the Company or any of its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Company or any of its Subsidiaries specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. Any Agent or any Lender shall be permitted to disclose such information (i) to Affiliates, outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement or the other Operative Agreements, subject to agreement of such Persons to maintain the confidentiality, (ii) to Purchasing Lenders and Participants (including prospective Purchasing

Lenders and Participants) as contemplated by Section 12.08 of the Credit Agreement, subject to agreement of such Persons to maintain the confidentiality, (iii) to the extent requested by any bank regulatory authority or, with notice to the Company, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by the Operative Agreements, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to such Agent or such Lender to be subject to confidentiality restrictions, or (v) if the Company shall have consented to such disclosure.

                 15.14. Investor Exculpation. Notwithstanding any other provision herein, no recourse under any obligation, covenant, agreement or instrument of the Investor contained in any Operative Agreement or with respect hereto shall be had against any incorporator, member, manager, employee or partner of the Investor or its stockholders (each a "Related Person") whether arising by breach of contract, otherwise at law or in equity (including any claim or tort, whether express or implied; it being expressly understood that the agreements and other obligations of the Investor herein and with respect hereto are solely its corporate obligations. Any and all personal liability of any Related Person for breaches of any such obligation, covenant, agreement or instrument as aforesaid are hereby expressly waived as a condition of and in consideration of the Investor's execution of this Agreement.

                 Notwithstanding any other provision herein, the provisions of this Section 15.14 shall survive the termination of this Agreement.

                 15.15. Extension of Lease Maturity Dates. In the event that the definition of Maturity Date in any Lease (other than the Lease between Borders and CS Atlantic Properties, Ltd. dated May 24, 1996, with respect to property in Coral Springs, Florida) provides for the extension of such Maturity Date by agreement of the Lessee under such Lease and the Owner Trustee, Lessees and the Owner Trustee agree that such Maturity Date is extended to October 16, 2002 and to such further date or dates to which it may subsequently be extended by the Credit Agreement.

                                  ARTICLE XVI.
                         PROPERTY PURCHASE OBLIGATIONS

                 16.01. Lessee's Right to Purchase. Notwithstanding any provision contained in any Lease or any other Operative Agreement, if a Lease Default or a Lease Event of Default has occurred and is continuing with respect to any Lease, the applicable Lessees shall have the right to exercise either:
(a) their respective Purchase Options with respect to all (but not less than all) of the Properties at any time prior to such time as a foreclosure upon any of the Properties has been completed or (b) to the extent no Lease Default or Lease Event of Default will exist following a purchase of one or more Properties, their respective Purchase Options with respect to such Properties.

                 16.02. Obligation to Purchase All Properties . Notwithstanding any provision contained in any Lease or any other Operative Agreement, if on the date which is two months prior to the Maturity Date the then Termination Value of all the Properties (other than Properties with respect to which a Lessee has given notice of its intention to exercise its Purchase Option) is less than the Maximum Purchase Option Amount, then on the Maturity Date the Lessees shall be required to exercise their respective Purchase Options on the Maturity Date with respect to all remaining Properties.

                 16.03.   Weighted Average Maximum Residual Guarantee
Percentage.   Notwithstanding any other provision of any Lease or any of the other Operative Agreements, (i) the applicable Lessee shall not be permitted to terminate its Lease pursuant to Article XVII thereof or exercise its Purchase Option with respect to a particular Property pursuant to Section 21.01 of such Lease and (ii) the applicable Lessee shall not permit a particular Property to be sold pursuant to Section 22.01(b) of such Lease, and the applicable Lessor shall not be obligated to accept a bid and sell the Property pursuant to
Section 22.01(b) of a Lease, if, in the case of either clause (i) or (ii) above, the Weighted Average Maximum Residual Guarantee Percentage, after giving effect to the termination of such Lease, would be less than 85% as of any applicable Determination Date (as defined in the definition of Weighted Average Maximum Residual Guarantee Percentage).

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BORDERS GROUP, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                        BORDERS, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                        WALDEN BOOK COMPANY, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                        WALDENBOOKS PROPERTIES, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                        BORDERS PROPERTIES, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                        WILMINGTON TRUST COMPANY, not in its
                                        individual capacity, except as
                                        expressly stated herein,
                                        but solely as Owner Trustee


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                        SAM PROJECT FUNDING CORP. I, as Investor


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                 PNC BANK, NATIONAL ASSOCIATION
                                 as Administrative Agent


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 THE FIRST NATIONAL BANK OF CHICAGO
                                 as Syndication Agent


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 BANKERS TRUST COMPANY,
                                 as Real Estate Administrative Agent


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 PNC BANK, NATIONAL ASSOCIATION, as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



                                 THE FIRST NATIONAL BANK OF CHICAGO, as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 BANKERS TRUST COMPANY, as a Lender

                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 FIRST UNION NATIONAL BANK, as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 FLEET NATIONAL BANK


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 KEYBANK NATIONAL ASSOCIATION


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 COMERICA BANK, as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 MORGAN GUARANTY TRUST COMPANY OF
                                 NEW YORK


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 UNION BANK OF CALIFORNIA, N.A., as a Lender


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 CORESTATES BANK, N.A.


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 BANQUE NATIONALE DE PARIS


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 SUNTRUST BANK, ATLANTA


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 BANK BOSTON, N.A.


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                         --------------------------------------

                                 HIBERNIA NATIONAL BANK


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                         --------------------------------------

                                 THE NORTHERN TRUST COMPANY


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 BANK OF NEW YORK


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 MERCANTILE BANK


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 THE DAI-ICHI KANGYO BANK, LTD. -
                                 CHICAGO BRANCH


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 FIRST HAWAIIAN BANK


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 BANK ONE, NATIONAL ASSOCIATION


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 LONG TERM CREDIT BANK OF JAPAN


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 WACHOVIA BANK, N.A.


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                               TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I.
         DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II.
         STRUCTURE OF THE TRANSACTION; THE LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.01.   General Structure of the Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.02.   The Loans; General.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.03.   The Project Loans, Developer Equity; General.  . . . . . . . . . . . . . . . . . . . . . . . .  3
         2.04.   Collateral for the Project Loans; General  . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         2.05.   Collateral for the Loans; General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         2.06.   The Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         2.07.   Property Purchase and Lease. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         2.08.   Construction of Improvements; Lease of Improvements. . . . . . . . . . . . . . . . . . . . . .  5
         2.09.   Non-Construction Projects. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         2.10.   The Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE III.
         THE CLOSINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         3.01.   Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         3.02.   Trust Company Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE IV.
         FUNDING OF PROJECT LOANS; CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         4.01.   Procedures for Selecting Lessors and Agree SPCs  . . . . . . . . . . . . . . . . . . . . . . .  6
         4.02.   Execution of Lease and Project Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . .  7
         4.03.   Allocations of Available Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         4.04.   Conditions to Making of Project Loans to the Lessors . . . . . . . . . . . . . . . . . . . . .  7
                 (a)    Conditions of the Owner Trustee's Borrowing . . . . . . . . . . . . . . . . . . . . . .  7
                 (b)    Conditions Precedent in the Project Loan Agreements . . . . . . . . . . . . . . . . . .  7
                 (c)    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                 (d)    Performance of Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                 (e)    No Default or Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

ARTICLE V.
         MAKING OF LOANS TO THE OWNER TRUSTEE; CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         5.01.   General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         5.02.   Procedures for Funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         5.03.   Conditions to the Lenders' Obligations to Advance funds in connection with the acquisition of Property  . . . . . . . . . . . . . . . . . . . . . . . . .  9
                 (a)    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                 (b)    Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

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                 (c)    Delivery of the Requisition  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .  9
                 (e)    Conditions Precedent contained in the Project Loan Documents  . . . . . . . . . . . . .  9
                 (f)    Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                 (g)    Security Agreement Supplement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 (h)    Reassignment of Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 (i)       Assignment of Contracts.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 (j)       No Default or Event of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 (k)    Weighted Average Maximum Residual Guarantee Percentage;
                        Maximum Residual Guarantee Amount   . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         5.04.   Conditions to the Lenders' Obligations to Make Construction Advances
                 for the Commencement of Construction on any Property . . . . . . . . . . . . . . . . . . . . . 10
                 (a)    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 (b)    Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 (c)    Requisition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 (d)    Conditions Precedent contained in the Project Loan Documents  . . . . . . . . . . . . . 11
         5.05.   Conditions to the Lenders' Obligations to make Construction Advances for the Ongoing Construction on any Property . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 (a)    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 (b)    Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
                 (c)    Requisition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
                 (d)    Construction Budget . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
                 (e)    Conditions Precedent contained in the Project Loan Documents  . . . . . . . . . . . . . 12
                 (f)    No Default or Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE VI.
         CONDITIONS TO EFFECTIVENESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
         6.01.   Conditions to Effectiveness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 (a)    Operative Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 (b)    Project Loan Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 (d)    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 (e)    Governmental Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 (f)    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 (g)    Legal Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
                 (h)    Corporate Proceedings of the Lessees and the Guarantors . . . . . . . . . . . . . . . . 15
                 (i)       Incumbency Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
                 (j)       Corporate Proceedings of the Investor  . . . . . . . . . . . . . . . . . . . . . . . 15
                 (k)    Investor Incumbency Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
                 (l)       Proceedings of Owner Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
                 (m)    Owner Trustee Incumbency Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 16
                 (n)    Corporate Documents of the Lessees, the Guarantors and the Investor . . . . . . . . . . 16
                 (o)    Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                 (p)    Legal Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                 (q)    Actions to Perfect Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

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ARTICLE VII.
         REPRESENTATIONS AND WARRANTIES
                    ON THE EFFECTIVE DATE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
         7.01.   Representations and Warranties of the Investor . . . . . . . . . . . . . . . . . . . . . . . . 17
                 (a)    Due Organization, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 (b)    Authorization; No Conflict  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 (c)    Enforceability, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
         7.02.   Representations and Warranties of the Owner Trustee  . . . . . . . . . . . . . . . . . . . . . 18
                 (a)    Due Organization, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 (b)    Authorization; No Conflict  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 (c)    Enforceability, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 (d)    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 (e)    Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 (f)    No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (g)    Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (h)    Chief Place of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (i)       Federal Reserve Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (j)       Investment Company Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
         7.03.   Representations and Warranties of the Company  . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (a)    Organization and Qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (b)    Capitalization and Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 (c)    Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 (d)    Power and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 (e)    Validity and Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 (f)    No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 (g)    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 (h)    Title to Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 (i)    Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                        (i)       Historical Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                        (ii)      Financial Projections . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                        (iii)     Absence of Undisclosed Liabilities  . . . . . . . . . . . . . . . . . . . . . 21
                 (j)    Use of Proceeds; Margin Stock; Section 20 Subsidiaries  . . . . . . . . . . . . . . . . 22
                 (k)    Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 (l)    Taxes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
                 (m)    Consents and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
                 (n)    No Event of Default; Compliance with Instruments  . . . . . . . . . . . . . . . . . . . 23
                 (o)    Patents, Trademarks, Copyrights, Licenses, Etc. . . . . . . . . . . . . . . . . . . . . 23
                 (p)    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 (q)    Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 (r)    Material Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 (s)    Investment Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 (t)    Plans and Benefit Arrangements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 (u)    Employment Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
                 (v)    Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

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                 (w)    Senior Debt Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
                 (x)    Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
         7.04.   Updates to Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

ARTICLE VIII.
         REPRESENTATIONS AND WARRANTIES ON FUNDING DATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
         8.01.   Representations and Warranties on Property Closing Dates . . . . . . . . . . . . . . . . . . . 27
         8.02.   Representations and Warranties Upon Initial Construction Advances  . . . . . . . . . . . . . . 29
         8.03.   Representations and Warranties Upon the Date of Each Construction
                 Advance that is not an Initial Construction Advance  . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE IX.
         PAYMENT OF FEES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
         9.01.   Transaction Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
         9.02.   Brokers' Fees and Stamp Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
         9.03.   Certain Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
         9.04.   Credit Agreement, Project Loan Agreement and Related Obligations . . . . . . . . . . . . . . . 31
         9.05.   Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

ARTICLE X.
         OTHER COVENANTS AND AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
         10.01.  Cooperation with the Lessees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
         10.02.  Covenants of the Owner Trustee and the Investor  . . . . . . . . . . . . . . . . . . . . . . . 32
                 (a)    Discharge of Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                 (b)    Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                 (c)    Successor Trust Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                 (d)    Indebtedness; Other Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                 (e)    No Violation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                 (f)    No Voluntary Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
                 (g)    Change of Chief Place of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
                 (h)    Operative Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
         10.03.  Modifications Approved by Real Estate Administrative Agent . . . . . . . . . . . . . . . . . . 33

ARTICLE XI.
         CREDIT AGREEMENT AND PROJECT LOAN AGREEMENT RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . 33
         11.01.  Lessee's Credit Agreement Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
         11.02.  Lessee's Project Loan Agreement Rights.  . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
         11.03.  Lessee's Operative Agreement Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
         11.04.  Agent's Project Loan Agreement Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

ARTICLE XII.
         TRANSFER OF INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
         12.01.  Restrictions on Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
         12.02.  Effect of Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

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ARTICLE XIII.
         INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
         13.01.  General Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
         13.02.  General Tax Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
                 (a)    Indemnification.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
                 (b)    Refunds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
                 (c)    Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                 (d)    Reports and Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                 (e)    Income Inclusions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
                 (f)    Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
                 (g)    Contests of Impositions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

ARTICLE XIV.
         AGREE PROJECTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
         14.01.  Agree Projects Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
         14.02.  Execution of Lease and Agree Project Loan Documents  . . . . . . . . . . . . . . . . . . . . . 39
         14.03.  Additional Conditions to Making of Agree Project Loans to Agree SPCs . . . . . . . . . . . . . 40
                 (a)    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                 (b)    Conditions Precedent in the Agree Project Loan Agreements . . . . . . . . . . . . . . . 40
         14.04.  Additional Conditions to the Lenders' Obligations to Advance funds in connection with the Acquisition of an Agree Property  . . . . . . . . . . . . . . . . . . . 40
                 (a)    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
                 (b)    Conditions Precedent contained in the Project Loan Documents  . . . . . . . . . . . . . 40
                 (c)    Delivery of Agree LLC Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
                 (d)    Delivery of Agree LLC Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
         14.05.  Additional Conditions to the Lenders' Obligations to Make Construction
                 Advances for the Commencement of Construction on any Agree Property  . . . . . . . . . . . . . 41
                 (a)    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
                 (b)    Conditions Precedent contained in the Agree Project Loan Documents  . . . . . . . . . . 41
         14.06.  Additional Conditions to the Lenders' Obligations to Make Construction
                 Advances for the Ongoing Construction on any Agree Property  . . . . . . . . . . . . . . . . . 41
                 (a)    Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
                 (b)    Conditions Precedent contained in the Agree Project Loan Documents  . . . . . . . . . . 42

ARTICLE XV.
         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
         15.01.  Survival of Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
         15.02.  No Broker, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
         15.03.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
         15.04.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
         15.05.  Amendments and Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
         15.06.  Table of Contents and Headings, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
         15.07.  Parties in Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

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         15.08.  GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
         15.09.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
         15.10.  Liability Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
         15.11.  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
         15.12.  Recordkeeping. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
         15.13.  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
         15.14.  Investor Exculpation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
         15.15.  Extension of Lease Maturity Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

ARTICLE XVI.
         PROPERTY PURCHASE OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
         16.01.  Lessee's Right to Purchase.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
         16.02.  Obligation to Purchase All Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
         16.03.  Weighted Average Maximum Residual Guarantee Percentage.  . . . . . . . . . . . . . . . . . . . 47


Appendix A              Definitions and Rules of Usage

Schedules

Schedule 1              Opinion of Dickinson, Wright, Moon, Van Dusen & Freeman,
                        counsel to Lessee
Schedule 1(a)           Opinon of Baker & McKenzie, U.K., counsel to BGP (UK) Limited
Schedule 2              Opinion of Loeb & Loeb, counsel to Investor
Schedule 3              Opinion of Morris, James, Hitchens & Williams, counsel to Owner Trustee and Trust Company
Schedule 7.03(a)        Jurisdictions where Lessee does Business
Schedule 7.03(b)        Stock options or warrants
Schedule 7.03(c)        Subsidiaries
Schedule 7.03(h)        Real Properties Owned or Leased
Schedule 7.03(m)        Consents and Approvals
Schedule 7.03(p)        Insurance Policies
Schedule 7.03(t)        Non-Compliance with Employee Benefit Plans
Schedule 7.03(v)        Environmental Conditions
Schedule 11.02          Waivable Project Loan Agreement Conditions






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

Exhibits

Exhibit A               Form of Credit Agreement
Exhibit B-1             Form of Project Loan Agreement
Exhibit B-2             Form of Agree Project Loan Agreement
Exhibit C               Form of Reassignment of Leases
Exhibit D               Form of Trust Agreement
Exhibit E               Form of Development Agreement
Exhibit F               Form of Development Agency Agreement
Exhibit G               Form of Lease
Exhibit H               Guidelines for Lessor and Agree SPC




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